                                                                    EXHIBIT 99.2

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
FINANCIAL SUPPLEMENT - FOURTH QUARTER 2002

                                                                                                       PAGE NUMBER
                                                                                                       -----------
CONSOLIDATED RESULTS
      Financial Highlights                                                                                   1
      Reconciliation to Net Income and Earnings Per Share                                                    2
      Statement of Income (Loss)                                                                             3
      After-Tax Net Income (Loss) by Source                                                                  4
      Statement of Operating Income (Loss)                                                                   5
      Selected Statistics                                                                                    6
      Written and Earned Premiums                                                                            7

COMMERCIAL LINES
      Statement of Operating Income (Loss)                                                                   8
      After-Tax Net Income (Loss) by Source - Commercial Lines                                               9
      Selected Statistics                                                                                   10
      Net Written Premiums by Market and Product Line                                                       11
      Selected Production Statistics                                                                        12

PERSONAL LINES
      Statement of Operating Income                                                                         13
      After-Tax Net Income by Source - Personal Lines                                                       14
      Selected Statistics                                                                                   15
      Selected Statistics - Auto                                                                            16
      Selected Statistics - Homeowners and Other                                                            17
      Selected Production Statistics                                                                        18

SUPPLEMENTAL DETAIL
      Interest Expense and Other Statement of Operating Loss                                                19
      Consolidated Balance Sheet                                                                            20
      Investment Portfolio                                                                                  21
      Investment Portfolio - Fixed Maturities Data                                                          22
      Net Investment Income                                                                                 23
      Realized and Unrealized Investment Gains (Losses)                                                     24
      Reinsurance Recoverables                                                                              25
      Statutory Reserves for Losses and Loss Adjustment Expense                                             26
      Asbestos, Environmental, and CIOTA Reserves                                                           27
      Capitalization                                                                                        28
      Statutory to GAAP Shareholders' Equity Reconciliation                                                 29
      Statement of Cash Flows                                                                             30 - 31
      Segmentation of Asbestos Exposures                                                                    32
      Asbestos Summary by Policyholder Category                                                             33

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
FINANCIAL HIGHLIGHTS

Travelers Property Casualty Corp. is one of the largest property and casualty insurance companies in the United States. The company is engaged in providing a wide range of commercial and personal property and casualty insurance products and services to businesses, associations and individuals.

                                                                                       --------
                                                 1Q           2Q            3Q            4Q            1Q
                                                2001         2001          2001          2001          2002
                                              --------     --------     ----------     --------     ----------
Net income (loss) (millions)                  $ 478.6      $ 343.4      $  (59.9)      $ 303.3      $   102.1
Net income (loss) adjusted (millions) (1)     $ 496.5      $ 361.3      $  (42.0)      $ 323.9      $   102.1

Operating income (loss) (millions) (2)        $ 348.8      $ 314.3      $ (121.7)      $ 314.3      $   326.6

Earnings per share (basic and diluted):
  Net income (loss)                           $  0.62      $  0.45      $  (0.08)      $  0.39      $    0.13
  Net income (loss) adjusted (1)              $  0.65      $  0.47      $  (0.05)      $  0.42      $    0.13

Total assets, at period end (billions)        $  54.8      $  53.4      $   56.4       $  57.8      $    57.9
Total equity, at period end (billions)        $   9.9      $   9.9      $   10.1       $  10.7      $     9.6

Book value per share, at period end           $ 12.84      $ 12.89      $  13.08       $ 13.90      $    9.63
Book value per share, excluding
  FAS 115, at period end                      $ 12.24      $ 12.48      $  12.41       $ 13.58      $    9.56

Return on equity                                 14.7%        12.7%         (4.9)%        12.2%          12.9%
Return on equity, excluding FAS 115              15.4%        13.2%         (5.1)%        12.7%          13.1%

Weighted average number of common
  shares outstanding (basic) (millions)         769.0        769.0         769.0         769.0          794.7
Weighted average number of common
  shares outstanding and common stock
  equivalents (diluted) (millions)              769.0        769.0         769.0         769.0          794.7
Common shares outstanding at
  period end (millions)                         769.0        769.0         769.0         769.0        1,000.0

Common stock dividends declared (3)           $  50.0      $ 318.5      $  157.5       $     -      $ 5,252.5
                                                                                       --------

                                                                            -----------
                                                                                               YTD            YTD
                                                  2Q             3Q             4Q              4Q             4Q
                                                 2002           2002           2002            2001           2002
                                              ---------      ---------      ----------      ---------      ----------
Net income (loss) (millions)                  $   332.0      $   332.3      $  (793.4)      $ 1,065.4      $   (27.0)
Net income (loss) adjusted (millions) (1)     $   332.0      $   332.3      $  (793.4)      $ 1,139.7      $   (27.0)

Operating income (loss) (millions) (2)        $   356.8      $   360.1      $  (925.3)      $   855.7      $   118.2

Earnings per share (basic and diluted):
  Net income (loss)                           $    0.33      $    0.33      $   (0.79)      $    1.39      $   (0.03)
  Net income (loss) adjusted (1)              $    0.33      $    0.33      $   (0.79)      $    1.48      $   (0.03)

Total assets, at period end (billions)        $    59.4      $    59.7      $    64.1       $    57.8      $    64.1
Total equity, at period end (billions)        $    10.3      $    11.2      $    10.1       $    10.7      $    10.1

Book value per share, at period end           $   10.26      $   11.12      $   10.10       $   13.90      $   10.10
Book value per share, excluding
  FAS 115, at period end                      $    9.89      $   10.21      $    9.38       $   13.58      $    9.38

Return on equity                                   14.3%          13.4%         (35.0)%           8.6%           1.1%
Return on equity, excluding FAS 115                14.7%          14.3%         (37.9)%           9.0%           1.2%

Weighted average number of common
  shares outstanding (basic) (millions)         1,000.0        1,000.0        1,000.4           769.0          949.5
Weighted average number of common
  shares outstanding and common stock
  equivalents (diluted) (millions)              1,000.0        1,002.0        1,005.3           769.0          951.2
Common shares outstanding at
  period end (millions)                         1,000.0        1,003.3        1,003.9           769.0        1,003.9

Common stock dividends declared (3)           $       -      $       -      $       -       $   526.0      $ 5,252.5
                                                                            -----------

     (1) The 2001 quarters are adjusted to exclude goodwill amortization. Goodwill is not amortized due to the adoption of Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets" effective January 1, 2002.

     (2) Operating income excludes realized investment gains (losses), restructuring charges and the cumulative effect of changes in accounting principles, and is reflected net of tax.

     (3) 1Q02 dividends were primarily paid in the form of notes which were substantially prepaid from the $4.1 billion of net proceeds from the March 2002 initial public offering and the issuance of $892.5 million of convertible notes.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
RECONCILIATION TO NET INCOME AND EARNINGS PER SHARE
(in millions, except earnings per share)

                                                                                                   ---------
                                                                1Q           2Q           3Q           4Q             1Q
                                                               2001         2001         2001         2001           2002
                                                            ---------    ---------    ---------    ---------      ---------
NET INCOME
   Operating income (loss)                                  $   348.8    $   314.3    $  (121.7)   $   314.3      $   326.6
   Realized investment gains (losses)                           125.3         32.2         62.6        (10.2)          18.9
   Restructuring charges                                            -         (1.8)        (0.8)        (0.8)          (0.8)
   Changes in accounting principles (1)                           4.5         (1.3)           -            -         (242.6)
                                                            ---------    ---------    ---------    ---------      ---------
   Net income (loss)                                            478.6        343.4        (59.9)       303.3          102.1
   Goodwill amortization                                         17.9         17.9         17.9         20.6              -
                                                            ---------    ---------    ---------    ---------      ---------
   Net income (loss) adjusted for goodwill amortization     $   496.5    $   361.3    $   (42.0)   $   323.9      $   102.1
                                                            =========    =========    =========    =========      =========
                                                                                                   ---------

EARNINGS PER SHARE (BASIC AND DILUTED)
   Net income (loss)                                        $    0.62    $    0.45    $   (0.08)   $    0.39      $    0.13
   Goodwill amortization                                         0.03         0.02         0.03         0.03              -
                                                            ---------    ---------    ---------    ---------      ---------
   Net income (loss) adjusted for goodwill amortization     $    0.65    $    0.47    $   (0.05)   $    0.42      $    0.13
                                                            =========    =========    =========    =========      =========
                                                                                      ---------

                                                                                      ---------
                                                                                                      YTD            YTD
                                                                2Q            3Q          4Q          4Q             4Q
                                                               2002          2002        2002         2001          2002
                                                            ---------    ---------    ---------    ---------      ---------
NET INCOME
   Operating income (loss)                                  $   356.8    $   360.1    $  (925.3)   $   855.7      $   118.2
   Realized investment gains (losses)                           (24.0)       (27.8)       131.9        209.9           99.0
   Restructuring charges                                         (0.8)           -            -         (3.4)          (1.6)
   Changes in accounting principles (1)                             -            -            -          3.2         (242.6)
                                                            ---------    ---------    ---------    ---------      ---------
   Net income (loss)                                            332.0        332.3       (793.4)     1,065.4          (27.0)
   Goodwill amortization                                            -            -            -         74.3              -
                                                            ---------    ---------    ---------    ---------      ---------
   Net income (loss) adjusted for goodwill amortization     $   332.0    $   332.3    $  (793.4)   $ 1,139.7      $   (27.0)
                                                            =========    =========    =========    =========      =========

EARNINGS PER SHARE (BASIC AND DILUTED)
   Net income (loss)                                        $    0.33    $    0.33    $   (0.79)   $    1.39      $   (0.03)
   Goodwill amortization                                            -            -            -         0.09              -
                                                            ---------    ---------    ---------    ---------      ---------
   Net income (loss) adjusted for goodwill amortization     $    0.33    $    0.33    $   (0.79)   $    1.48      $   (0.03)
                                                            =========    =========    =========    =========      =========
                                                                                      ---------

     (1) Consists of a benefit of $4.5 million as a result of a change in accounting for derivative instruments and hedging activities in 1Q01, a charge of $1.3 million as a result of a change in accounting for securitized financial assets in 2Q01, and a charge of $242.6 million as a result of a change in accounting for goodwill and other intangible assets in 1Q02.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
CONSOLIDATED STATEMENT OF INCOME (LOSS)
(in millions)

                                                                                                                        ----------
                                                                                1Q            2Q             3Q             4Q
                                                                               2001          2001           2001           2001
                                                                            ----------    ----------     ----------     ----------
REVENUES
Premiums                                                                    $  2,231.9    $  2,290.8     $  2,314.2     $  2,574.0
Net investment income                                                            528.8         518.3          488.1          498.8
Fee income                                                                        77.7          83.9           93.2           92.6
Realized investment gains (losses)                                               192.3          49.3           96.3          (15.4)
Other revenues (1)                                                                27.4          40.7           20.7           26.9
                                                                            ----------    ----------     ----------     ----------
   Total revenues                                                              3,058.1       2,983.0        3,012.5        3,176.9
                                                                            ----------    ----------     ----------     ----------

CLAIMS AND EXPENSES
Claims and claim adjustment expenses (1)                                       1,624.8       1,757.4        2,428.5        1,954.0
Amortization of deferred acquisition costs                                       348.5         373.9          380.8          435.5
Interest expense                                                                  65.7          52.7           46.4           40.1
General and administrative expenses                                              350.9         329.3          309.4          343.6
                                                                            ----------    ----------     ----------     ----------
   Total claims and expenses                                                   2,389.9       2,513.3        3,165.1        2,773.2
                                                                            ----------    ----------     ----------     ----------

Income (loss) before federal income taxes, cumulative effect of
  changes in accounting principles and minority interest (1)                     668.2         469.7         (152.6)         403.7
Federal income taxes (benefit) (1)                                               194.1         125.0          (92.7)         100.4
Minority interest, net of tax                                                        -             -              -              -
                                                                            ----------    ----------     ----------     ----------
Income (loss) before cumulative effect of changes in accounting principles       474.1         344.7          (59.9)         303.3
Cumulative effect of changes in accounting for :
  Derivative instruments and hedging activities, net of tax                        4.5             -              -              -
  Securitized financial assets, net of tax                                           -          (1.3)             -              -
  Goodwill and other intangible assets, net of tax                                   -             -              -              -
                                                                            ----------    ----------     ----------     ----------
Net income (loss)                                                           $    478.6    $    343.4     $    (59.9)    $    303.3
                                                                            ==========    ==========     ==========     ==========

Other statistics:
     Effective tax rate on net investment income                                  27.1%         26.9%          26.4%          26.2%
     Net investment income (after-tax)                                      $    385.7    $    379.0     $    359.2     $    368.0

     Catastrophe losses, net of reinsurance (pre-tax)                       $     12.6    $     84.0     $    753.0     $      6.7
     Asbestos and environmental losses (pre-tax)                            $     48.9    $     49.9     $     48.9     $     86.8
                                                                                                                        ----------

                                                                                                                        ----------
                                                                                 1Q            2Q            3Q             4Q
                                                                                2002          2002          2002           2002
                                                                            ----------    ----------     ----------     ----------
REVENUES
Premiums                                                                    $  2,584.6     $  2,756.7    $  2,875.3     $  2,938.7
Net investment income                                                            487.8          464.8         440.7          487.2
Fee income                                                                       102.7          108.8         118.6          124.8
Realized investment gains (losses)                                                28.8          (36.0)        (51.3)         205.2
Other revenues (1)                                                                28.8           25.5         180.6          397.4
                                                                            ----------    -----------    ----------     ----------
   Total revenues                                                              3,232.7        3,319.8       3,563.9        4,153.3
                                                                            ----------    -----------    ----------     ----------

CLAIMS AND EXPENSES
Claims and claim adjustment expenses (1)                                       1,986.1        2,094.3       2,370.0        4,688.1
Amortization of deferred acquisition costs                                       426.4          446.1         462.3          475.4
Interest expense                                                                  35.8           39.8          40.4           40.8
General and administrative expenses                                              330.1          304.4         351.6          437.9
                                                                            ----------    -----------    ----------     ----------
   Total claims and expenses                                                   2,778.4        2,884.6       3,224.3        5,642.2
                                                                            ----------    -----------    ----------     ----------

Income (loss) before federal income taxes, cumulative effect of
  changes in accounting principles and minority interest (1)                     454.3          435.2         339.6       (1,488.9)
Federal income taxes (benefit) (1)                                               109.6          103.2           6.0         (695.3)
Minority interest, net of tax                                                        -              -           1.3           (0.2)
                                                                            ----------    -----------    ----------     ----------
Income (loss) before cumulative effect of changes in accounting principles       344.7          332.0         332.3         (793.4)
Cumulative effect of changes in accounting for :
  Derivative instruments and hedging activities, net of tax                          -              -             -              -
  Securitized financial assets, net of tax                                           -              -             -              -
  Goodwill and other intangible assets, net of tax                              (242.6)             -             -              -
                                                                            ----------    -----------    ----------     ----------
Net income (loss)                                                           $    102.1    $     332.0    $    332.3     $   (793.4)
                                                                            ==========    ===========    ==========     ==========
Other statistics:
  Effective tax rate on net investment income                                     26.0%          25.5%         24.7%          25.5%
  Net investment income (after-tax)                                         $    361.1    $     346.4    $    331.9     $    363.1

  Catastrophe losses, net of reinsurance (pre-tax)                          $     16.0    $      22.0    $     17.0     $     29.1
  Asbestos and environmental losses (pre-tax)                               $     63.7    $      65.0    $    316.4     $  2,650.0
                                                                                                                        ----------

                                                                                 YTD            YTD
                                                                                 4Q             4Q
                                                                                2001           2002
                                                                            -----------    -----------
REVENUES
Premiums                                                                    $   9,410.9    $  11,155.3
Net investment income                                                           2,034.0        1,880.5
Fee income                                                                        347.4          454.9
Realized investment gains (losses)                                                322.5          146.7
Other revenues (1)                                                                115.7          632.3
                                                                            -----------     ----------
   Total revenues                                                              12,230.5       14,269.7
                                                                            -----------     ----------

CLAIMS AND EXPENSES
Claims and claim adjustment expenses (1)                                        7,764.7       11,138.5
Amortization of deferred acquisition costs                                      1,538.7        1,810.2
Interest expense                                                                  204.9          156.8
General and administrative expenses                                             1,333.2        1,424.0
                                                                            -----------     ----------
   Total claims and expenses                                                   10,841.5       14,529.5
                                                                            -----------     ----------

Income (loss) before federal income taxes, cumulative effect of
  changes in accounting principles and minority interest (1)                    1,389.0         (259.8)
Federal income taxes (benefit) (1)                                                326.8         (476.5)
Minority interest, net of tax                                                       -              1.1
                                                                            -----------     ----------
Income (loss) before cumulative effect of changes in accounting principles      1,062.2          215.6
Cumulative effect of changes in accounting for :
  Derivative instruments and hedging activities, net of tax                         4.5              -
  Securitized financial assets, net of tax                                         (1.3)             -
  Goodwill and other intangible assets, net of tax                                    -         (242.6)
                                                                            -----------     ----------
Net income (loss)                                                           $   1,065.4     $    (27.0)
                                                                            ===========     ==========

Other statistics:
    Effective tax rate on net investment income                                    26.7%          25.4%
    Net investment income (after-tax)                                       $   1,491.9     $  1,402.5

    Catastrophe losses, net of reinsurance (pre-tax)                        $     856.3     $     84.1
    Asbestos and environmental losses (pre-tax)                             $     234.5     $  3,095.1

(1) Other revenues include an increase of $159.3 million, $360.7 million and $520.0 million, claims and claim adjustment expenses include an increase of $245.0 million, $555.0 million and $800.0 million, income (loss) before federal income taxes, cumulative effect of changes in accounting principles and minority interest include a reduction of $85.7 million, $194.3 million and $280.0 million and federal income taxes (benefit) include a reduction of $85.7 million, $194.3 million and $280.0 million related to asbestos incurrals subject to the Citigroup indemnification agreement in 3Q02, 4Q02 and YTD 4Q02, respectively. This also resulted in a reduction of the effective tax rate in the consolidated statement of income of 16.4%, 8.5% and 70.0% for 3Q02, 4Q02 and YTD 4Q02, respectively.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
AFTER-TAX NET INCOME (LOSS) BY SOURCE
(in millions, after-tax)

                                                                                                 -------
                                                                   1Q        2Q         3Q         4Q          1Q
                                                                  2001      2001       2001       2001        2002
                                                                -------   -------    --------    -------    -------
CONSOLIDATED UNDERWRITING GAIN (LOSS), EXCLUDING
   CATASTROPHES, PRIOR YEAR RESERVE DEVELOPMENT
   AND GOODWILL AMORTIZATION                                    $   6.1   $  (0.4)   $   36.1    $   6.3    $  45.6
      Catastrophes:
        Natural                                                    (8.2)    (54.6)          -       (4.3)     (10.4)
        September 11                                                  -         -      (489.5)         -          -
      Prior year reserve development(1):
        Asbestos                                                  (24.4)    (24.9)      (24.5)     (48.9)     (32.5)
        All other                                                  35.1      42.5        30.8       23.7      (33.0)
      Goodwill amortization                                       (16.5)    (16.5)      (16.5)     (19.3)         -
                                                                -------   -------    --------    -------    -------

      Consolidated underwriting gain (loss)                        (7.9)    (53.9)     (463.6)     (42.5)     (30.3)
      Net investment income                                       385.7     379.0       359.2      368.0      361.1
      Other, including interest expense                           (29.0)    (10.8)      (17.3)     (11.2)      (4.2)
                                                                -------   -------    --------    -------    -------
CONSOLIDATED OPERATING INCOME (LOSS)                              348.8     314.3      (121.7)     314.3      326.6
      Realized investment gains (losses)                          125.3      32.2        62.6      (10.2)      18.9
      Restructuring charge                                            -      (1.8)       (0.8)      (0.8)      (0.8)
      Cumulative effect of changes in accounting principles         4.5      (1.3)          -          -     (242.6)
                                                                -------   -------    --------    -------    -------
CONSOLIDATED NET INCOME (LOSS)                                  $ 478.6   $ 343.4    $  (59.9)   $ 303.3    $ 102.1
                                                                =======   =======    ========    =======    =======

CONSOLIDATED GAAP COMBINED RATIO, EXCLUDING CATASTROPHES,
   PRIOR YEAR RESERVE DEVELOPMENT, AND GOODWILL AMORTIZATION
      Loss and LAE ratio                                           70.7%     72.5%       70.6%      72.0%      70.1%
      Underwriting expense ratio                                   28.7%     27.8%       27.0%      27.7%      27.3%
                                                                -------   -------    --------    -------    -------
                                                                   99.4%    100.3%       97.6%      99.7%      97.4%
      Catastrophes:
        Natural                                                     0.6%      3.7%          -        0.3%       0.6%
        September 11                                                  -         -        32.5%         -          -
      Prior year reserve development:
        Asbestos                                                    1.7%      1.7%        1.6%       2.9%       2.0%
        All other                                                  (2.4)%    (2.9)%      (2.0)%     (1.4)%      1.9%
      Goodwill amortization                                         0.7%      0.7%        0.7%       0.7%         -
                                                                -------   -------    --------    -------    -------
CONSOLIDATED GAAP COMBINED RATIO, AS REPORTED                     100.0%    103.5%      130.4%     102.2%     101.9%
                                                                =======   =======    ========    =======    =======
                                                                                                 -------

                                                                                      ----------
                                                                                                       YTD          YTD
                                                                   2Q         3Q           4Q           4Q           4Q
                                                                  2002       2002         2002         2001         2002
                                                                -------    -------    ----------    ---------    ----------
CONSOLIDATED UNDERWRITING GAIN (LOSS), EXCLUDING
   CATASTROPHES, PRIOR YEAR RESERVE DEVELOPMENT
   AND GOODWILL AMORTIZATION                                    $  93.8    $ 103.8    $     73.9    $    48.1    $    317.1
      Catastrophes:
        Natural                                                   (14.3)     (11.1)        (18.9)       (67.1)        (54.7)
        September 11                                                  -          -             -       (489.5)            -
      Prior year reserve development(1):
        Asbestos                                                  (33.3)     (31.7)     (1,296.8)      (122.7)     (1,394.3)
        All other                                                 (28.7)     (18.2)        (41.8)       132.1        (121.7)
      Goodwill amortization                                           -          -             -        (68.8)            -
                                                                -------    -------    ----------    ---------    ----------

      Consolidated underwriting gain (loss)                        17.5       42.8      (1,283.6)      (567.9)     (1,253.6)
      Net investment income                                       346.4      331.9         363.1      1,491.9       1,402.5
      Other, including interest expense                            (7.1)     (14.6)         (4.8)       (68.3)        (30.7)
                                                                -------    -------    ----------    ---------    ----------
CONSOLIDATED OPERATING INCOME (LOSS)                              356.8      360.1        (925.3)       855.7         118.2
      Realized investment gains (losses)                          (24.0)     (27.8)        131.9        209.9          99.0
      Restructuring charge                                         (0.8)         -             -         (3.4)         (1.6)
      Cumulative effect of changes in accounting principles           -          -             -          3.2        (242.6)
                                                                -------    -------    ----------    ---------    ----------
CONSOLIDATED NET INCOME (LOSS)                                  $ 332.0    $ 332.3    $   (793.4)   $ 1,065.4    $    (27.0)
                                                                =======    =======    ==========    =========    ==========

CONSOLIDATED GAAP COMBINED RATIO, EXCLUDING CATASTROPHES,
   PRIOR YEAR RESERVE DEVELOPMENT, AND GOODWILL AMORTIZATION
      Loss and LAE ratio                                           69.8%      68.5%         67.2%        71.5%         68.8%
      Underwriting expense ratio                                   25.3%      26.1%         28.8%        27.8%         26.9%
                                                                -------    -------    ----------    ---------    ----------
                                                                   95.1%      94.6%         96.0%        99.3%         95.7%
      Catastrophes:
        Natural                                                     0.8%       0.6%          1.0%         1.1%          0.8%
        September 11                                                  -          -             -          8.0%            -
      Prior year reserve development:
        Asbestos                                                    1.9%       1.7%         67.9%         2.0%         19.2%
        All other                                                   1.6%       1.0%          2.2%        (2.2)%         1.7%
      Goodwill amortization                                           -          -             -          0.7%            -
                                                                -------    -------    ----------    ---------    ----------
CONSOLIDATED GAAP COMBINED RATIO, AS REPORTED                      99.4%      97.9%        167.1%       108.9%        117.4%
                                                                =======    =======    ==========    =========    ==========
                                                                                      ----------

(1) Net of benefit of $159.3 million, $360.7 million and $520.0 million related to asbestos incurrals subject to the Citigroup indemnification agreement in 3Q02, 4Q02 and YTD 4Q02, respectively.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
CONSOLIDATED STATEMENT OF OPERATING INCOME (LOSS)
(in millions)


                                                                                                   -----------
                                                               1Q           2Q           3Q             4Q            1Q
                                                              2001         2001         2001           2001          2002
                                                           ----------   ----------   ----------    -----------   -----------
REVENUES
   Premiums                                                $  2,231.9   $  2,290.8   $  2,314.2    $   2,574.0   $   2,584.6
   Net investment income                                        528.8        518.3        488.1          498.8         487.8
   Fee income                                                    77.7         83.9         93.2           92.6         102.7
   Other revenues (1)                                            27.4         40.7         20.7           26.9          28.8
                                                           ----------   ----------   ----------    -----------   -----------
     Total revenues                                           2,865.8      2,933.7      2,916.2        3,192.3       3,203.9
                                                           ----------   ----------   ----------    -----------   -----------

CLAIMS AND EXPENSES
   Claims and claim adjustment expenses (1)                   1,624.8      1,757.4      2,428.5        1,954.0       1,986.1
   Amortization of deferred acquisition costs                   348.5        373.9        380.8          435.5         426.4
   Interest expense                                              65.7         52.7         46.4           40.1          35.8
   General and administrative expenses                          350.9        326.6        308.2          342.4         328.9
                                                           ----------   ----------   ----------    -----------   -----------
     Total claims and expenses                                2,389.9      2,510.6      3,163.9        2,772.0       2,777.2
                                                           ----------   ----------   ----------    -----------   -----------

Operating income (loss) before federal income taxes
  and minority interest (1)                                     475.9        423.1       (247.7)         420.3         426.7
Federal income taxes (benefit) (1)                              127.1        108.8       (126.0)         106.0         100.1
Minority interest, net of tax                                       -            -            -              -             -
                                                           ----------   ----------   ----------    -----------   -----------
Operating income (loss)                                    $    348.8   $    314.3   $   (121.7)   $     314.3   $     326.6
                                                           ==========   ==========   ==========    ===========   ===========
                                                                                                   -----------

                                                                                        ----------
                                                                                                            YTD             YTD
                                                               2Q             3Q            4Q              4Q              4Q
                                                              2002           2002          2002            2001            2002
                                                          ----------     ----------     ----------      -----------     -----------
   REVENUES
   Premiums                                               $  2,756.7     $  2,875.3     $  2,938.7      $   9,410.9     $  11,155.3
   Net investment income                                       464.8          440.7          487.2          2,034.0         1,880.5
   Fee income                                                  108.8          118.6          124.8            347.4           454.9
   Other revenues (1)                                           25.5          180.6          397.4            115.7           632.3
                                                          ----------     ----------     ----------      -----------     -----------
    Total revenues                                           3,355.8        3,615.2        3,948.1         11,908.0        14,123.0
                                                          ----------     ----------     ----------      -----------     -----------
CLAIMS AND EXPENSES
   Claims and claim adjustment expenses (1)                  2,094.3        2,370.0        4,688.1          7,764.7        11,138.5
   Amortization of deferred acquisition costs                  446.1          462.3          475.4          1,538.7         1,810.2
   Interest expense                                             39.8           40.4           40.8            204.9           156.8
   General and administrative expenses                         303.2          351.6          437.9          1,328.1         1,421.6
                                                          ----------     ----------     ----------      -----------     -----------
    Total claims and expenses                                2,883.4        3,224.3        5,642.2         10,836.4        14,527.1
                                                          ----------     ----------     ----------      -----------     -----------

Operating income (loss) before federal income taxes
  and minority interest (1)                                    472.4          390.9       (1,694.1)         1,071.6          (404.1)
Federal income taxes (benefit) (1)                             115.6           29.6         (767.1)           215.9          (521.8)
Minority interest, net of tax                                      -            1.2           (1.7)               -            (0.5)
                                                          ----------     ----------     ----------      -----------     -----------
Operating income (loss)                                   $    356.8     $    360.1     $   (925.3)     $     855.7     $     118.2
                                                          ==========     ==========     ==========      ===========     ===========
                                                                                        ----------

(1) Other revenues include an increase of $159.3 million, $360.7 million and $520.0 million, claims and claim adjustment expenses include an increase of $245.0 million, $555.0 million and $800.0 million, operating income
       (loss) before federal income taxes and minority interest include a reduction of $85.7 million, $194.3 million and $280.0 million and federal income taxes (benefit) include a reduction of $85.7 million, $194.3 million and $280.0 million related to asbestos incurrals subject to the Citigroup indemnification agreement in 3Q02, 4Q02 and YTD 4Q02, respectively. This also resulted in a reduction of the effective tax rate in the consolidated statement of operating income of 14.2%, 7.5% and 45.0% for 3Q02, 4Q02 and YTD 4Q02, respectively.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
PROPERTY CASUALTY OPERATIONS - SELECTED STATISTICS
(in millions)

                                                                                                         -----------
                                                                   1Q            2Q            3Q            4Q            1Q
                                                                  2001          2001          2001          2001          2002
                                                              -----------   -----------    -----------   -----------   -----------
Statutory underwriting
Net written premiums                                          $   2,387.7   $   2,431.1    $   2,433.4   $   2,593.3   $   2,725.1

Net earned premiums                                           $   2,231.9   $   2,290.8    $   2,314.2   $   2,574.0   $   2,584.6
Losses and loss adjustment expenses                               1,578.2       1,723.5        2,380.3       1,911.0       1,935.5
Other underwriting expenses                                         678.3         642.0          669.7         696.0         722.2
                                                              -----------   -----------    -----------   -----------   -----------
Statutory underwriting loss                                         (24.6)        (74.7)        (735.8)        (33.0)        (73.1)
Policyholder dividends                                                8.9           3.3            7.3           8.8           7.4
                                                              -----------   -----------    -----------   -----------   -----------
Statutory underwriting loss after policyholder dividends      $     (33.5)  $     (78.0)   $    (743.1)  $     (41.8) $     (80.5)
                                                              ===========   ===========    ===========   ===========   ===========
Adjusted statutory underwriting gain (loss) after
   policyholder dividends(1)                                  $     (33.5)  $     (78.0)   $    (743.1)  $     (41.8)  $     (80.5)
                                                              ===========   ===========    ===========   ===========   ===========

Statutory combined ratio(2)
Loss and loss adjustment expense ratio                               70.7%         75.2%         102.9%         74.2%         74.9%
Other underwriting expense ratio                                     28.4%         26.4%          27.5%         26.8%         26.5%
                                                              -----------   -----------    -----------   -----------   -----------
   Combined ratio                                                    99.1%        101.6%         130.4%        101.0%        101.4%
                                                              ===========   ===========    ===========   ===========   ===========
   Adjusted combined ratio(1)                                        99.1%        101.6%         130.4%        101.0%        101.4%
                                                              ===========   ===========    ===========   ===========   ===========

GAAP combined ratio(1,2,3)
Loss and loss adjustment expense ratio                               70.6%         75.0%         102.7%         73.8%         74.6%
Other underwriting expense ratio                                     29.4%         28.5%          27.7%         28.4%         27.3%
                                                              -----------   -----------    -----------   -----------   -----------
   Combined ratio                                                   100.0%        103.5%         130.4%        102.2%        101.9%
                                                              ===========   ===========    ===========   ===========   ===========

Impact on combined ratio
Catastrophe losses                                                    0.6%          3.7%          32.5%          0.3%          0.6%
Prior-year reserve development:
   Asbestos:
       Not subject to Citigroup indemnification agreement             1.7%          1.7%           1.6%          2.9%          2.0%
       Subject to Citigroup indemnification agreement                 N/A           N/A            N/A            N/A             -
   Environmental and CIOTA                                              -           0.3%           0.4%        (0.6)%          0.5%
   Other                                                             (2.4)%        (3.2)%         (2.4)%        (0.8)%          1.4%

Other statuary statistics
Reserves for losses and loss adjustment expenses              $  19,272.4   $  19,189.6    $  19,772.1   $  20,214.5   $  20,193.0
Increase (decrease) in reserves                               $    (155.7)  $     (82.8)   $     582.5   $     442.4   $     (21.5)
Statutory surplus                                             $   7,436.5   $   7,554.0    $   7,465.4   $   7,687.3   $   7,692.9
Net written premiums/surplus(4)                                    1.24:1        1.25:1         1.27:1        1.36:1        1.37:1
                                                                                                         -----------

                                                                                           -----------
                                                                                                             YTD           YTD
                                                                   2Q           3Q             4Q            4Q            4Q
                                                                  2002         2002           2002          2001          2002
                                                              -----------   -----------    -----------   -----------   -----------
Statutory underwriting
Net written premiums                                          $   3,095.5   $   3,057.6    $   3,066.3   $   9,845.5   $  11,944.5

Net earned premiums                                           $   2,756.7   $   2,875.3    $   2,938.7   $   9,410.9   $  11,155.3
Losses and loss adjustment expenses                               2,053.9       2,329.4        4,600.5       7,593.0      10,919.3
Other underwriting expenses                                         760.9         772.7          817.9       2,686.0       3,073.7
                                                              -----------   -----------    -----------   -----------   -----------
Statutory underwriting loss                                         (58.1)       (226.8)      (2,479.7)       (868.1)     (2,837.7)
Policyholder dividends                                               (1.7)          4.0            4.6          28.3          14.3
                                                              -----------   -----------    -----------   -----------   -----------
Statutory underwriting loss after policyholder dividends      $     (56.4)  $    (230.8)  $   (2,484.3)  $    (896.4)  $  (2,852.0)
                                                              ===========   ===========    ===========   ===========   ===========
Adjusted statutory underwriting gain (loss) after
   policyholder dividends(1)                                  $     (56.4)  $      14.2    $  (1,929.3)  $    (896.4)  $  (2,052.0)
                                                              ===========   ===========    ===========   ===========   ===========

Statutory combined ratio(2)
Loss and loss adjustment expense ratio                               74.5%         81.0%         156.5%         80.7%         97.9%
Other underwriting expense ratio                                     24.6%         25.3%          26.7%         27.3%         25.7%
                                                              -----------   -----------    -----------   -----------   -----------
   Combined ratio                                                    99.1%        106.3%         183.2%        108.0%        123.6%
                                                              ===========   ===========    ===========   ===========   ===========
   Adjusted combined ratio(1)                                        99.1%         97.8%         164.3%        108.0%        116.4%
                                                              ===========   ===========    ===========   ===========   ===========

GAAP combined ratio(1,2,3)
Loss and loss adjustment expense ratio                               74.1%         71.8%         138.3%         80.4%         90.5%
Other underwriting expense ratio                                     25.3%         26.1%          28.8%         28.5%         26.9%
                                                              -----------   -----------    -----------   -----------   -----------
   Combined ratio                                                    99.4%         97.9%         167.1%        108.9%        117.4%
                                                              ===========   ===========    ===========   ===========   ===========

Impact on combined ratio
Catastrophe losses                                                    0.8%          0.6%           1.0%          9.1%          0.8%
Prior-year reserve development:
   Asbestos:
       Not subject to Citigroup indemnification agreement             1.9%          1.7%          67.9%          2.0%         19.2%
       Subject to Citigroup indemnification agreement                   -           8.5%          18.9%           N/A          7.2%
   Environmental and CIOTA                                            0.4%          0.7%           0.2%           --           0.5%
   Other                                                              1.2%          0.3%           2.0%        (2.2)%          1.2%

Other statutory statistics
Reserves for losses and loss adjustment expenses              $  20,306.8   $  20,719.6    $  23,280.2   $  20,214.5   $  23,280.2
Increase (decrease) in reserves                               $     113.8   $     412.8    $   2,560.6   $     786.4   $   3,065.7
Statutory surplus                                             $   7,645.2   $   7,386.8    $   7,286.6   $   7,687.3   $   7,286.6
Net written premiums/surplus(4)                                    1.44:1        1.55:1         1.64:1        1.36:1        1.64:1
                                                                                           -----------

(1) The adjusted statutory underwriting gain (loss) after policyholder dividends and the statutory adjusted combined ratio and the GAAP combined ratio exclude the losses recovered under the Citigroup indemnification agreement. Accordingly, the prior-year reserve development subject to the Citigroup indemnification agreement impact on combined ratio relates only to the unadjusted statutory combined ratio.

(2)  Before policyholder dividends.

(3) For purposes of computing GAAP combined ratios, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses. Fee income allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses was $40.5 million and $37.2 million in 1Q01, $36.6 million and $47.3 million in 2Q01, $45.6 million and $47.6 million in 3Q01, $45.3 million and $47.3 million in 4Q01, $51.6 million and $51.1 million in 1Q02, $52.0 million and $56.8 million in 2Q02, $57.9 million and $60.7 million in 3Q02, and $65.5 million and $59.3 million in 4Q02, respectively.

(4)  Based on 12 month rolling net written premiums.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
PROPERTY CASUALTY OPERATIONS - WRITTEN AND EARNED PREMIUMS
(in millions)

                                                                                          ----------
                                                    1Q            2Q            3Q            4Q            1Q
                                                   2001          2001          2001          2001          2002
                                                ----------    ----------    ----------    ----------    ----------
WRITTEN PREMIUMS
  Direct                                        $  2,666.2    $  2,631.1    $  2,782.0    $  2,916.0    $  3,176.2
  Assumed                                            177.6         185.1         172.9         137.5         124.5
  Ceded                                             (456.1)       (385.1)       (521.5)       (460.2)       (575.6)
                                                ----------    ----------    ----------    ----------    ----------
  Net                                           $  2,387.7    $  2,431.1    $  2,433.4    $  2,593.3    $  2,725.1
                                                ==========    ==========    ==========    ==========    ==========

EARNED PREMIUMS
  Direct                                        $  2,460.1    $  2,534.7    $  2,606.8    $  2,858.5    $  2,920.8
  Assumed                                            213.7         186.9         183.3         193.2         150.1
  Ceded                                             (441.9)       (430.8)       (475.9)       (477.7)       (486.3)
                                                ----------    ----------    ----------    ----------    ----------
  Net                                           $  2,231.9    $  2,290.8    $  2,314.2    $  2,574.0    $  2,584.6
                                                ==========    ==========    ==========    ==========    ==========
                                                                                          ----------

                                                                            ----------
                                                                                             YTD          YTD
                                                    2Q            3Q            4Q            4Q            4Q
                                                   2002          2002          2002          2001          2002
                                                ----------    ----------    ----------    ----------    ----------
WRITTEN PREMIUMS
  Direct                                        $  3,315.6    $  3,519.4    $  3,457.1    $  10,995.3   $  13,468.3
  Assumed                                            189.6         175.0         117.8          673.1         606.9
  Ceded                                             (409.7)       (636.8)       (508.6)      (1,822.9)     (2,130.7)
                                                ----------    ----------    ----------    -----------   -----------
  Net                                           $  3,095.5    $  3,057.6    $  3,066.3    $   9,845.5   $  11,944.5
                                                ==========    ==========    ==========    ===========   ===========

EARNED PREMIUMS
  Direct                                        $  3,078.5    $  3,223.1    $  3,302.7    $  10,460.1   $  12,525.1
  Assumed                                            183.3         179.4         158.6          777.1         671.4
  Ceded                                             (505.1)       (527.2)       (522.6)      (1,826.3)     (2,041.2)
                                                ----------    ----------    ----------    -----------   -----------
  Net                                           $  2,756.7    $  2,875.3    $  2,938.7    $   9,410.9   $  11,155.3
                                                ==========    ==========    ==========    ===========   ===========
                                                                            ----------

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
COMMERCIAL LINES STATEMENT OF OPERATING INCOME (LOSS)
(in millions)

                                                                                                     ----------
                                                                 1Q           2Q           3Q            4Q           1Q
                                                                2001         2001         2001          2001         2002
                                                             ----------   ----------   ----------    ----------   ----------
REVENUES
Premiums                                                     $  1,288.5   $  1,312.5   $  1,310.8    $  1,535.2   $  1,554.6
Net investment income                                             416.7        416.9        382.1         400.6        382.4
Fee income                                                         77.7         83.9         93.2          92.6        102.7
Other revenues(1)                                                   8.3         22.7          3.3           7.1          7.7
                                                             ----------   ----------   ----------    ----------   ----------
   Total revenues                                               1,791.2      1,836.0      1,789.4       2,035.5      2,047.4
                                                             ----------   ----------   ----------    ----------   ----------

CLAIMS AND EXPENSES
Claims and claim adjustment expenses(1)                           948.2        980.8      1,627.1       1,155.6      1,200.2
Amortization of deferred acquisition costs                        188.3        208.3        209.6         258.7        251.3
Interest expense                                                      -            -            -             -          0.6
General and administrative expenses                               245.5        234.4        208.7         243.6        233.3
                                                             ----------   ----------   ----------    ----------   ----------
   Total claims and expenses                                    1,382.0      1,423.5      2,045.4       1,657.9      1,685.4
                                                             ----------   ----------   ----------    ----------   ----------

Operating income (loss) before federal income taxes
  and minority interest(1)                                        409.2        412.5       (256.0)        377.6        362.0
Federal income taxes (benefit)(1)                                 108.5        110.0       (124.0)         96.6         84.4
Minority interest, net of tax                                         -            -            -             -            -
                                                             ----------   ----------   ----------    ----------   ----------
Operating income (loss)                                      $    300.7   $    302.5   $   (132.0)   $    281.0   $    277.6
                                                             ==========   ==========   ==========    ==========   ==========
                                                                                                     ----------

                                                                                       ----------
                                                                                                         YTD         YTD
                                                                 2Q           3Q           4Q            4Q           4Q
                                                                2002         2002         2002          2001         2002
                                                             ----------   ----------   ----------    ----------   ----------
REVENUES
Premiums                                                     $  1,688.4   $  1,757.8   $  1,800.4    $  5,447.0   $  6,801.2
Net investment income                                             369.7        357.8        385.4       1,616.3      1,495.3
Fee income                                                        108.8        118.6        124.8         347.4        454.9
Other revenues(1)                                                   6.2        160.9        377.3          41.4        552.1
                                                             ----------   ----------   ----------    ----------   ----------
   Total revenues                                               2,173.1      2,395.1      2,687.9       7,452.1      9,303.5
                                                             ----------   ----------   ----------    ----------   ----------

CLAIMS AND EXPENSES
Claims and claim adjustment expenses(1)                         1,276.2      1,563.3      3,892.4       4,711.7      7,932.1
Amortization of deferred acquisition costs                        265.8        274.6        281.1         864.9      1,072.8
Interest expense                                                    0.6          1.1          1.2             -          3.5
General and administrative expenses                               218.4        254.4        324.9         932.2      1,031.0
                                                             ----------   ----------   ----------    ----------   ----------
   Total claims and expenses                                    1,761.0      2,093.4      4,499.6       6,508.8     10,039.4
                                                             ----------   ----------   ----------    ----------   ----------

Operating income (loss) before federal income taxes
  and minority interest(1)                                        412.1        301.7     (1,811.7)        943.3       (735.9)
Federal income taxes (benefit)(1)                                 101.6          5.8       (801.4)        191.1       (609.6)
Minority interest, net of tax                                         -          1.2         (1.7)            -         (0.5)
                                                             ----------   ----------   ----------    ----------   ----------
Operating income (loss)                                      $    310.5   $    294.7   $ (1,008.6)   $    752.2   $   (125.8)
                                                             ==========   ==========   ==========    ==========   ==========
                                                                                       ----------

(1) Other revenues include an increase of $159.3 million, $360.7 million and $520.0 million, claims and claim adjustment expenses include an increase of $245.0 million, $555.0 million and $800.0 million, operating income (loss) before federal income taxes and minority interest include a reduction of $85.7 million, $194.3 million and $280.0 million and federal income taxes (benefit) include a reduction of $85.7 million, $194.3 million and $280.0 million related to asbestos incurrals subject to the Citigroup indemnification agreement in 3Q02, 4Q02 and YTD 4Q02, respectively. This also resulted in a reduction of the effective tax rate in the Commercial Lines statement of operating income of 18.5%, 6.9% and 24.7% for 3Q02, 4Q02 and YTD 4Q02, respectively.

TRVELERS PROPERTY CASUALTY CORP.                                [TRAVELERS LOGO]
AFTER-TAX NET INCOME(LOSS) BY SOURCE-COMMERCIAL LINES
(in million, after-tax)

                                                                                                         ---------
                                                                   1Q            2Q            3Q            4Q            1Q
                                                                  2001          2001          2001          2001          2002
                                                               ---------     ---------     ---------     ---------     ---------
UNDERWRITING GAIN (LOSS), EXCLUDING CATASTROPHES, PRIOR
    YEAR RESERVE DEVELOPMENT AND GOODWILL AMORTIZATION         $     2.2     $    (2.4)    $    39.1     $    25.8     $    49.3
      Catastrophes:
            Natural                                                 (8.2)        (12.3)            -          (2.1)            -
            September 11                                               -             -        (447.9)            -             -
      Prior year reserve development (1):
            Asbestos                                               (24.4)        (24.9)        (24.5)        (48.9)        (32.5)
            All other                                               31.2          33.4          27.5          19.8         (29.7)
      Goodwill amortization                                        (12.0)        (12.0)        (12.0)        (14.3)            -
                                                               ---------     ---------     ---------     ---------     ---------
            Underwriting gain (loss)                               (11.2)        (18.2)       (417.8)        (19.7)        (12.9)
      Net investment income                                        306.1         305.7         283.7         297.3         285.4
      Other                                                          5.8          15.0           2.1           3.4           5.1
                                                               ---------     ---------     ---------     ---------     ---------
OPERATING INCOME (LOSS)                                            300.7         302.5        (132.0)        281.0         277.6
      Realized investment gains (losses)                           115.6          31.3          58.0           2.7          26.5
      Cumulative effect of changes in accounting principles          4.0          (1.3)            -             -        (242.6)
                                                               ---------     ---------     ---------     ---------     ---------
NET INCOME (LOSS)                                              $   420.3     $   332.5     $   (74.0)    $   283.7     $    61.5
                                                               =========     =========     =========     =========     =========

GAAP combined ratio, excluding catastrophes, prior year
   reserve development, and goodwill amortization
      Loss and LAE ratio                                            69.6%         71.3%         68.0%         68.6%         67.2%
      Underwriting expense ratio                                    29.9%         29.2%         27.4%         28.7%         27.9%
                                                               ---------     ---------     ---------     ---------     ---------
                                                                    99.5%        100.5%         95.4%         97.3%         95.1%
      Catastrophes:
            Natural                                                  1.0%          1.4%            -           0.2%            -
            September 11                                               -             -          52.5%            -             -
      Prior year reserve development:
            Asbestos                                                 2.9%          2.9%          2.8%          4.9%          3.2%
            All other                                               (3.7)%        (3.9)%         3.2)%        (2.0)%         3.0%
      Goodwill amortization                                          0.9%          0.9%          0.9%          0.9%            -

                                                               ---------     ---------     ---------     ---------     ---------
GAAP COMBINED RATIO, AS REPORTED                                   100.6%        101.8%        148.4%        101.3%        101.3%
                                                               =========     =========     =========     =========     =========
                                                                                                         ---------

                                                                                           ---------        YTD            YTD
                                                                   2Q            3Q            4Q            4Q            4Q
                                                                  2002          2002          2002          2001          2002
                                                               ---------     ---------     ---------     ---------     ---------

UNDERWRITING GAIN (LOSS), EXCLUDING CATASTROPHES, PRIOR
    YEAR RESERVE DEVELOPMENT AND GOODWILL AMORTIZATION         $    88.5     $    72.7     $    55.0      $   64.7     $   265.5
      Catastrophes:
            Natural                                                    -             -             -         (22.6)            -
            September 11                                               -             -             -        (447.9)            -
      Prior year reserve development (1):
            Asbestos                                               (33.3)        (31.7)     (1,296.8)       (122.7)     (1,394.3)
            All other                                              (26.1)        (16.2)        (69.1)        111.9        (141.1)
      Goodwill amortization                                            -             -             -         (50.3)            -
                                                               ---------     ---------     ----------     --------     ---------
            Underwriting gain (loss)                                29.1          24.8      (1,310.9)      (466.9)     (1,269.9)
      Net investment income                                        277.5         270.7         289.7       1,192.8       1,123.3
      Other                                                          3.9          (0.8)         12.6          26.3          20.8
                                                               ---------     ---------     ---------      --------     ---------
OPERATING INCOME (LOSS)                                            310.5         294.7      (1,008.6)        752.2        (125.8)
      Realized investment gains (losses)                             6.2         (22.5)         112.0        207.6         122.2
      Cumulative effect of changes in accounting principles            -             -             -           2.7        (242.6)
                                                               ---------     ---------     ----------     --------     ---------
NET INCOME (LOSS)                                              $   316.7     $   272.2     $  (896.6)    $   962.5     $  (246.2)
                                                               =========     =========     ==========     ========     =========

GAAP combined ratio, excluding catastrophes, prior year
   reserve development, and goodwill amortization
      Loss and LAE ratio                                            67.2%         67.3%          64.8%        69.3%         66.6%
      Underwriting expense ratio                                    25.3%         26.6%          30.4%        28.8%         27.6%
                                                               ---------     ---------     ----------     --------     ---------
                                                                    92.5%         93.9%          95.2%        98.1%         94.2%
      Catastrophes:
            Natural                                                    -             -             -           0.6%            -
            September 11                                               -             -             -          12.7%            -
      Prior year reserve development:
            Asbestos                                                 3.0%          2.8%         110.8%         3.5%         31.5%
            All other                                                2.4%          1.4%           5.9%       (3.2)%          3.2%
      Goodwill amortization                                            -             -             -           0.9%            -
                                                               ---------     ---------     ----------     --------     ---------
GAAP COMBINED RATIO, AS REPORTED                                    97.9%         98.1%         211.9%       112.6%        128.9%
                                                               =========     =========     ==========     ========     =========
                                                                                           ----------


(1) Net of benefit of $159.3 million, $360.7 million and $520.0 million related to asbestos incurrals subject to the Citigroup indemnification agreement in 3Q02, 4Q02 and YTD 4Q02, respectively.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
COMMERCIAL LINES - SELECTED STATISTICS
(In Millions)

                                                                                                         ----------
                                                                 1Q            2Q             3Q             4Q             1Q
                                                                2001          2001           2001           2001           2002
                                                            ----------     ----------     ----------     ----------     ----------
OPERATING INCOME (LOSS)                                     $    300.7     $    302.5     $   (132.0)    $    281.0     $    277.6
                                                            ==========     ==========     ==========     ==========     ==========

STATUTORY UNDERWRITING

Net written premiums                                        $  1,444.9     $  1,375.6     $  1,358.0     $  1,559.1     $  1,687.7

Net earned premiums                                         $  1,288.5     $  1,312.5     $  1,310.8     $  1,535.2     $  1,554.6
Losses and loss adjustment expenses                              901.5          947.0        1,578.9        1,112.6        1,149.8
Other underwriting expenses                                      430.3          383.7          396.2          434.6          460.6
                                                            ----------     ----------     ----------     ----------     ----------
Statutory underwriting loss                                      (43.3)         (18.2)        (664.3)         (12.0)         (55.8)
Policyholder dividends                                             8.9            3.3            7.3            8.8            7.4
                                                            ----------     ----------     ----------     ----------     ----------
Statutory underwriting loss after policyholder
   dividends                                                $    (52.2)    $    (21.5)    $   (671.6)    $    (20.8)    $    (63.2)
                                                            ==========     ==========     ==========     ==========     ==========
Adjusted statutory underwriting loss after
   policyholder dividends (1)                               $    (52.2)    $    (21.5)    $   (671.6)    $    (20.8)    $    (63.2)
                                                            ==========     ==========     ==========     ==========     ==========

STATUTORY COMBINED RATIO (2)
Loss and loss adjustment expense ratio                            70.0%          72.2%         120.5%          72.5%          74.0%
Other underwriting expense ratio                                  29.8%          27.9%          29.2%          27.9%          27.3%
                                                            ----------     ----------     ----------     ----------     ----------
   Combined ratio                                                 99.8%         100.1%         149.7%         100.4%         101.3%
                                                            ==========     ==========     ==========     ==========     ==========
   Adjusted combined ratio (1)                                    99.8%         100.1%         149.7%         100.4%         101.3%
                                                            ==========     ==========     ==========     ==========     ==========

GAAP COMBINED RATIO (1,2,3)
Loss and loss adjustment expense ratio                            69.8%          71.7%         120.1%          71.7%          73.4%
Other underwriting expense ratio                                  30.8%          30.1%          28.3%          29.6%          27.9%
                                                            ----------     ----------     ----------     ----------     ----------
   Combined ratio                                                100.6%         101.8%         148.4%         101.3%         101.3%
                                                            ==========     ==========     ==========     ==========     ==========

IMPACT ON COMBINED RATIO
Catastrophe losses                                                 1.0%           1.4%          52.5%           0.2%             -
Prior-year reserve development:
   Asbestos:
     Not subject to Citigroup indemnification agreement            2.9%           2.9%           2.8%           4.9%           3.2%
     Subject to Citigroup indemnification agreement                N/A            N/A            N/A            N/A              -
   Environmental and CIOTA                                           -            0.6%           0.6%          (1.0)%          0.9%
   Other                                                          (3.7)%         (4.5)%         (3.8)%         (1.0)%          2.1%

OTHER STATISTICS
Effective tax rate on net investment income                       26.5%          26.7%          25.8%          25.8%          25.4%
Net investment income (after-tax)                           $    306.1     $    305.7     $    283.7     $    297.3     $    285.4

Catastrophe losses, net of reinsurance (pre-tax)            $     12.6     $     19.0     $    689.0     $      3.2     $        -
Asbestos and environmental losses (pre-tax)                 $     48.9     $     49.9     $     48.9     $     86.8     $     63.7
Goodwill amortization                                       $     12.0     $     12.0     $     12.0     $     14.3     $        -
                                                                                                         ----------

                                                                                          ----------
                                                                                                            YTD            YTD
                                                                2Q             3Q             4Q            4Q              4Q
                                                               2002           2002           2002          2001            2002
                                                            ----------     ----------     ----------     ----------     ----------
OPERATING INCOME (LOSS)                                     $    310.5     $    294.7     $ (1,008.6)    $    752.2     $   (125.8)
                                                            ==========     ==========     ==========     ==========     ==========

STATUTORY UNDERWRITING

Net written premiums                                        $  1,921.5     $  1,839.6     $  1,920.7     $  5,737.6     $  7,369.5

Net earned premiums                                         $  1,688.4     $  1,757.8     $  1,800.4     $  5,447.0     $  6,801.2
Losses and loss adjustment expenses                            1,235.5        1,522.8        3,804.8        4,540.0        7,712.9
Other underwriting expenses                                      482.0          476.8          526.6        1,644.8        1,946.0
                                                            ----------     ----------     ----------     ----------     ----------
Statutory underwriting loss                                      (29.1)        (241.8)      (2,531.0)        (737.8)      (2,857.7)
Policyholder dividends                                            (1.7)           4.0            4.6           28.3           14.3
                                                            ----------     ----------     ----------     ----------     ----------
Statutory underwriting loss after policyholder dividends    $    (27.4)    $   (245.8)    $ (2,535.6)    $   (766.1)    $ (2,872.0)
                                                            ==========     ==========     ==========     ==========     ==========
Adjusted statutory underwriting loss after
   policyholder dividends (1)                               $    (27.4)    $     (0.8)    $ (1,980.6)    $   (766.1)    $ (2,072.0)
                                                            ==========     ==========     ==========     ==========     ==========

STATUTORY COMBINED RATIO (2)
Loss and loss adjustment expense ratio                            73.2%          86.6%         211.3%          83.3%         113.4%
Other underwriting expense ratio                                  25.1%          25.9%          27.4%          28.7%          26.4%
                                                            ----------     ----------     ----------     ----------     ----------
   Combined ratio                                                 98.3%         112.5%         238.7%         112.0%         139.8%
                                                            ==========     ==========     ==========     ==========     ==========
   Adjusted combined ratio (1)                                    98.3%          98.6%         207.9%         112.0%         128.0%
                                                            ==========     ==========     ==========     ==========     ==========

GAAP COMBINED RATIO (1,2,3)
Loss and loss adjustment expense ratio                            72.6%          71.5%         181.5%          82.9%         101.3%
Other underwriting expense ratio                                  25.3%          26.6%          30.4%          29.7%          27.6%
                                                            ----------     ----------     ----------     ----------     ----------
   Combined ratio                                                 97.9%          98.1%         211.9%         112.6%         128.9%
                                                            ==========     ==========     ==========     ==========     ==========

IMPACT ON COMBINED RATIO
Catastrophe losses                                                   -              -              -           13.3%             -
Prior-year reserve development:
   Asbestos:
     Not subject to Citigroup indemnification agreement            3.0%           2.8%         110.8%           3.5%          31.5%
     Subject to Citigroup indemnification agreement                  -           13.9%          30.8%           N/A           11.8%
   Environmental and CIOTA                                         0.7%           1.1%           0.3%             -            0.7%
   Other                                                           1.7%           0.3%           5.6%          (3.2)%          2.5%

OTHER STATISTICS
Effective tax rate on net investment income                       24.9%          24.3%          24.8%          26.2%          24.9%
Net investment income (after-tax)                           $    277.5     $    270.7     $    289.7     $  1,192.8     $  1,123.3

Catastrophe losses, net of reinsurance (pre-tax)            $        -     $        -     $        -     $    723.8     $        -
Asbestos and environmental losses (pre-tax)                 $     65.0     $    316.4     $  2,650.0     $    234.5     $  3,095.1
Goodwill amortization                                       $        -     $        -     $        -     $     50.3     $        -

(1) The adjusted statutory underwriting gain (loss) after policyholder dividends and the statutory adjusted combined ratio and the GAAP combined ratio exclude the losses recovered under the Citigroup indemnification agreement. Accordingly, the prior-year reserve development subject to the Citigroup indemnification agreement impact on combined ratio relates only to the unadjusted statutory combined ratio.

(2)   Before policyholder dividends.

(3) For purposes of computing GAAP combined ratios, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses. Fee income allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses was $40.5 million and $37.2 million in 1Q01, $36.6 million and $47.3 million in 2Q01, $45.6 million and $47.6 million in 3Q01, $45.3 million and $47.3 million in 4Q01, $51.6 million and $51.1 million in 1Q02, $52.0 million and $56.8 million in 2Q02, $57.9 million and $60.7 million in 3Q02, and $65.5 million and $59.3 million in 4Q02, respectively.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
COMMERCIAL LINES - NET WRITTEN PREMIUMS BY MARKET AND
PRODUCT LINE
(in millions)

                                                                                                ----------
                                                     1Q              2Q              3Q             4Q              1Q
                                                    2001            2001            2001           2001            2002
                                                -----------     ----------      ----------      ----------      ----------
NET WRITTEN PREMIUMS BY MARKET
Core
  National Accounts                             $    126.2      $     77.0      $    115.8      $     99.9      $     96.8
  Commercial Accounts                                546.9           527.1           528.8           804.3           859.3
  Select Accounts                                    429.4           439.6           411.7           432.5           455.0
                                                ----------      ----------      ----------      ----------      ----------
                                                   1,102.5         1,043.7         1,056.3         1,336.7         1,411.1
                                                ----------      ----------      ----------      ----------      ----------
SPECIALTY
  Bond                                               167.6           142.4           147.8           132.4           131.6
  Gulf                                               174.8           189.5           153.9            90.0           145.0
                                                ----------      ----------      ----------      ----------      ----------
                                                     342.4           331.9           301.7           222.4           276.6
                                                ----------      ----------      ----------      ----------      ----------
    Total net written premiums                  $  1,444.9      $  1,375.6      $  1,358.0      $  1,559.1      $  1,687.7
                                                ==========      ==========      ==========      ==========      ==========

NET WRITTEN PREMIUMS BY PRODUCT LINE
Commercial multi-peril                          $    450.4      $    421.2      $    411.1      $    475.2      $    514.6
Workers' compensation                                308.5           228.7           251.9           241.5           272.6
Commercial automobile                                206.0           203.0           223.3           282.0           308.6
Property                                             195.8           241.5           180.1           215.7           241.1
Fidelity and surety                                  120.4           133.0           134.5           118.7           117.4
General liability                                    163.8           148.2           157.1           226.0           233.4
                                                ----------      ----------      ----------      ----------      ----------
    Total net written premiums                  $  1,444.9      $  1,375.6      $  1,358.0      $  1,559.1      $  1,687.7
                                                ==========      ==========      ==========      ==========      ==========
                                                                                                ----------

                                                                               ----------
                                                                                                    YTD             YTD
                                                     2Q             3Q              4Q               4Q              4Q
                                                    2002           2002            2002             2001            2002
                                                ----------      ----------      ----------      ----------      ----------

NET WRITTEN PREMIUMS BY MARKET
Core
  National Accounts                             $    196.8      $    218.6      $    222.4      $    418.9      $    734.6
  Commercial Accounts                                912.1           888.3           896.4         2,407.1         3,556.1
  Select Accounts                                    472.9           453.6           488.0         1,713.2         1,869.5
                                                ----------      ----------      ----------      ----------      ----------
                                                   1,581.8         1,560.5         1,606.8         4,539.2         6,160.2
                                                ----------      ----------      ----------      ----------      ----------
SPECIALTY
  Bond                                               159.5           175.4           163.4           590.2           629.9
  Gulf                                               180.2           103.7           150.5           608.2           579.4
                                                ----------      ----------      ----------      ----------      ----------
                                                     339.7           279.1           313.9         1,198.4         1,209.3
                                                ----------      ----------      ----------      ----------      ----------
    Total net written premiums                  $  1,921.5      $  1,839.6      $  1,920.7      $  5,737.6      $  7,369.5
                                                ==========      ==========      ==========      ==========      ==========

NET WRITTEN PREMIUMS BY PRODUCT LINE
Commercial multi-peril                          $    527.4      $    503.8      $    568.1      $  1,757.9      $  2,113.9
Workers' compensation                                254.7           280.8           326.9         1,030.6         1,135.0
Commercial automobile                                422.4           360.6           363.1           914.3         1,454.7
Property                                             319.5           260.4           267.8           833.1         1,088.8
Fidelity and surety                                  136.3           151.4           136.8           506.6           541.9
General liability                                    261.2           282.6           258.0           695.1         1,035.2
                                                ----------      ----------      ----------      ----------      ----------
    Total net written premiums                  $  1,921.5      $  1,839.6      $  1,920.7      $  5,737.6      $  7,369.5
                                                ==========      ==========      ==========      ==========      ==========
                                                                                ----------

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
COMMERCIAL LINES - SELECTED PRODUCTION STATISTICS
(in millions)


                                                                                                ---------
                                                             1Q           2Q           3Q          4Q           1Q
                                                            2001         2001         2001        2001         2002
                                                         ---------    ---------    ---------    ---------    ---------
NATIONAL ACCOUNTS

  Net written premiums                                   $   126.2    $    77.0    $   115.8    $    99.9    $    96.8
  Claim volume under administration                      $   766.4    $   478.7    $   414.0    $   593.2    $   871.3
  Written fees                                           $   106.7    $    84.4    $    73.1    $    96.8    $   138.3

COMMERCIAL ACCOUNTS

  Net written premiums excluding
    acquisitions (1)                                     $   546.9    $   527.1    $   528.8    $   636.9    $   675.8
  New business premiums (1,2)                            $   102.3    $   106.3    $   115.4    $   183.0    $   187.3
  Retention (1,2,3)                                             71%          70%          71%          72%          75%
  Renewal price change (1,2,4)                                  23%          14%          19%          20%          24%
  Net written premiums from
    acquisitions (5)                                     $       -    $       -    $       -    $   167.4    $   183.5

SELECT ACCOUNTS

  Net written premiums                                   $   429.4    $   439.6    $   411.7    $   432.5    $   455.0
  New business premiums (2)                              $    76.0    $    71.0    $    65.8    $    63.0    $    66.8
  Retention (2,3)                                               80%          79%          81%          81%          79%
  Renewal price change (2,4)                                    15%          15%          14%          14%          17%

BOND

  Gross written premiums                                 $   155.9    $   164.7    $   168.1    $   157.1    $   178.1
  Net written premiums                                   $   167.6    $   142.4    $   147.8    $   132.4    $   131.6

GULF

  Gross written premiums                                 $   351.8    $   360.1    $   325.7    $   248.9    $   309.3
  Net written premiums                                   $   174.8    $   189.5    $   153.9    $    90.0    $   145.0
                                                                                                ---------

                                                                                   ---------
                                                                                                   YTD          YTD
                                                             2Q          3Q           4Q           4Q           4Q
                                                            2002        2002         2002         2001         2002
                                                         ---------    ---------    ---------    ---------     --------
NATIONAL ACCOUNTS
  Net written premiums                                   $   196.8    $   218.6    $   222.4    $   418.9     $  734.6
  Claim volume under administration                      $   595.3    $   549.8    $   639.7    $ 2,252.3     $2,656.1
  Written fees                                           $   117.7    $   108.1    $   118.3    $   361.0     $  482.4

COMMERCIAL ACCOUNTS

  Net written premiums excluding
    acquisitions (1)                                     $   612.6    $   680.1    $   762.8    $ 2,239.7     $2,731.3
  New business premiums (1,2)                            $   168.2    $   176.5    $   201.0    $   507.0     $  733.0
  Retention (1,2,3)                                             74%          75%          78%          71%         75%
  Renewal price change (1,2,4)                                  24%          25%          18%          19%         22%
  Net written premiums from
    acquisitions (5)                                     $   299.5    $   208.2    $   133.6    $   167.4     $  824.8

SELECT ACCOUNTS

  Net written premiums                                   $   472.9    $   453.6    $   488.0    $ 1,713.2    $1,869.5
  New business premiums (2)                              $    72.5    $    75.3    $    91.9    $   275.8    $  306.5
  Retention (2,3)                                               79%          80%          82%          80%         80%
  Renewal price change (2,4)                                    18%          18%          17%          14%         17%

BOND

  Gross written premiums                                 $   183.5    $   204.9    $   204.6    $   645.8    $  771.1
  Net written premiums                                   $   159.5    $   175.4    $   163.4    $   590.2    $  629.9

GULF

  Gross written premiums                                 $   338.7    $   327.6    $   335.4    $ 1,286.5    $1,311.0
  Net written premiums                                   $   180.2    $   103.7    $   150.5    $   608.2    $  579.4
                                                                                   ---------

1)  Excludes Northland and Associates acquired in the fourth quarter of 2001.

2) The current quarter statistics are subject to change due to further development.

3) Retention represents the estimated percentage of premium available for renewal which renewed in the current period.

4) Renewal price change represents the estimated average change in premium on policies that renew, including rate and exposure changes, vs. the average premium on those same policies for their prior term.

5)  Represents Northland and Associates acquired in the fourth quarter of 2001.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
PERSONAL LINES STATEMENT OF OPERATING INCOME
(in millions)

                                                                                                     ----------
                                                                  1Q           2Q           3Q           4Q           1Q
                                                                 2001         2001         2001         2001         2002
                                                              ----------   ----------   ----------   ----------   ----------
REVENUES

Premiums                                                      $    943.4   $    978.3   $  1,003.4   $  1,038.8   $  1,030.0
Net investment income                                              114.2        102.7         95.9         97.4        104.3
Other revenues                                                      18.5         17.9         17.4         19.5         21.1
                                                              ----------   ----------   ----------   ----------   ----------
   Total revenues                                                1,076.1      1,098.9      1,116.7      1,155.7      1,155.4
                                                              ----------   ----------   ----------   ----------   ----------

CLAIMS AND EXPENSES

Claims and claim adjustment expenses                               676.6        776.6        801.4        798.4        785.9
Amortization of deferred acquisition costs                         160.2        165.6        171.2        176.8        175.1
General and administrative expenses                                 98.8         88.5         98.7         96.9         95.7
                                                              ----------   ----------   ----------   ----------   ----------
   Total claims and expenses                                       935.6      1,030.7      1,071.3      1,072.1      1,056.7
                                                              ----------   ----------   ----------   ----------   ----------

Operating income before federal income taxes                       140.5         68.2         45.4         83.6         98.7
Federal income taxes                                                44.1         18.5         10.6         23.5         27.5
                                                              ----------   ----------   ----------   ----------   ----------
Operating income                                              $     96.4   $     49.7   $     34.8   $     60.1   $     71.2
                                                              ==========   ==========   ==========   ==========   ==========
                                                                                                     ----------

                                                                                        ----------
                                                                                                        YTD          YTD
                                                                  2Q           3Q           4Q           4Q           4Q
                                                                 2002         2002         2002         2001         2002
                                                              ----------   ----------   ----------   ----------   ----------
REVENUES

Premiums                                                      $  1,068.3   $  1,117.5   $  1,138.3   $  3,963.9   $  4,354.1
Net investment income                                               95.3         83.4        101.7        410.2        384.7
Other revenues                                                      19.2         19.6         20.2         73.3         80.1
                                                              ----------   ----------   ----------   ----------   ----------
   Total revenues                                                1,182.8      1,220.5      1,260.2      4,447.4      4,818.9
                                                              ----------   ----------   ----------   ----------   ----------

CLAIMS AND EXPENSES

Claims and claim adjustment expenses                               818.1        806.7        795.7      3,053.0      3,206.4
Amortization of deferred acquisition costs                         180.3        187.7        194.3        673.8        737.4
General and administrative expenses                                 87.5         95.8        106.1        382.9        385.1
                                                              ----------   ----------   ----------   ----------   ----------
   Total claims and expenses                                     1,085.9      1,090.2      1,096.1      4,109.7      4,328.9
                                                              ----------   ----------   ----------   ----------   ----------

Operating income before federal income taxes                        96.9        130.3        164.1        337.7        490.0
Federal income taxes                                                26.9         38.3         50.4         96.7        143.1
                                                              ----------   ----------   ----------   ----------   ----------
Operating income                                              $     70.0   $     92.0   $    113.7   $    241.0   $    346.9
                                                              ==========   ==========   ==========   ==========   ==========
                                                                                    ----------------

TRAVELERS PROPERTY CASUALTY CORP                                [TRAVELERS LOGO]
AFTER-TAX NET INCOME BY SOURCE-PERSONAL LINE
(in millions, after-tax)

                                                                                                            --------
                                                                       1Q            2Q          3Q            4Q            1Q
                                                                      2001          2001        2001          2001          2002
                                                                   -------      --------      --------      --------      --------
UNDERWRITING GAIN (LOSS), EXCLUDING CATASTROPHES,
   PRIOR YEAR RESERVE DEVELOPMENT AND GOODWILL
   AMORTIZATION                                                    $   3.9      $   2.0       $  (3.0)      $ (19.5)      $  (3.7)
      Catastrophes:
         Natural                                                         -        (42.3)            -          (2.2)        (10.4)
         September 11                                                    -            -         (41.6)            -             -
      Prior year reserve development                                   3.9          9.1           3.3           3.9          (3.3)
      Goodwill amortization                                           (4.5)        (4.5)         (4.5)         (5.0)            -
                                                                   -------      -------       -------       -------       -------
           Underwriting gain (loss)                                    3.3        (35.7)        (45.8)        (22.8)        (17.4)
      Net investment income                                           80.9         73.8          69.3          70.2          75.0
      Other                                                           12.2         11.6          11.3          12.7          13.6
                                                                   -------      -------       -------       -------       -------
OPERATING INCOME                                                      96.4         49.7          34.8          60.1          71.2
      Realized investment gains (losses)                              10.0          0.6           5.9         (12.2)         (7.8)
      Restructuring charge                                               -         (1.8)         (0.8)         (0.8)         (0.8)
      Cumulative effect of changes in accounting principles            0.5            -             -             -             -
                                                                   -------      -------       -------       -------       -------
NET INCOME                                                         $ 106.9      $  48.5       $  39.9       $  47.1       $  62.6
                                                                   =======      =======       =======       =======       =======
GAAP COMBINED RATIO, EXCLUDING CATASTROPHES, PRIOR
  YEAR RESERVE DEVELOPMENT, AND GOODWILL AMORTIZATION
      Loss and LAE ratio                                              72.3%        74.2%         74.0%         77.2%         74.2%
      Underwriting expense ratio                                      27.0%        25.7%         26.6%         26.0%         26.4%
                                                                   -------      -------       -------       -------       -------
                                                                      99.3%        99.9%        100.6%        103.2%        100.6%
      Catastrophes:
         Natural                                                         -          6.6%            -           0.3%          1.6%
         September 11                                                    -            -           6.4%            -             -
      Prior year reserve development                                  (0.6)%       (1.4)%        (0.5)%        (0.6)%         0.5%
      Goodwill amortization                                            0.5%         0.5%          0.4%          0.5%            -
                                                                   -------      -------       -------       -------       -------
GAAP COMBINED RATIO, AS REPORTED                                      99.2%       105.6%        106.9%        103.4%        102.7%
                                                                   =======      =======       =======       =======       =======
                                                                                                            -------

                                                                                            --------
                                                                                                             YTD            YTD
                                                                     2Q             3Q         4Q            4Q             4Q
                                                                    2002           2002       2002          2001           2002
                                                                  --------      --------    --------      --------       --------
UNDERWRITING GAIN (LOSS), EXCLUDING CATASTROPHES,
   PRIOR YEAR RESERVE DEVELOPMENT AND GOODWILL
   AMORTIZATION                                                    $   5.3      $  31.1      $   18.9      $  (16.6)      $  51.6
      Catastrophes:
         Natural                                                     (14.3)       (11.1)        (18.9)        (44.5)        (54.7)
         September 11                                                    -            -             -         (41.6)            -
      Prior year reserve development                                  (2.6)        (2.0)         27.3          20.2          19.4
      Goodwill amortization                                              -            -             -         (18.5)            -
                                                                  --------      -------      --------      --------       -------
           Underwriting gain (loss)                                  (11.6)        18.0          27.3        (101.0)         16.3
      Net investment income                                           69.0         61.5          73.3         294.2         278.8
      Other                                                           12.6         12.5          13.1          47.8          51.8
                                                                  --------      --------     --------      --------       -------
OPERATING INCOME                                                      70.0         92.0         113.7         241.0         346.9
      Realized investment gains (losses)                             (29.5)       (11.0)         19.8           4.3         (28.5)
      Restructuring charge                                            (0.8)           -             -          (3.4)         (1.6)
      Cumulative effect of changes in accounting principles              -            -             -           0.5             -
                                                                  --------      -------      --------      --------       -------
NET INCOME                                                         $  39.7      $  81.0      $  133.5      $  242.4       $ 316.8
                                                                  ========      =======      ========      ========       =======
GAAP COMBINED RATIO, EXCLUDING CATASTROPHES, PRIOR
  YEAR RESERVE DEVELOPMENT, AND GOODWILL AMORTIZATION
      Loss and LAE ratio                                              74.1%        70.4%         71.0%         74.5%         72.4%
      Underwriting expense ratio                                      25.2%        25.4%         26.4%         26.3%         25.8%
                                                                  --------      -------      --------      --------       -------
                                                                      99.3%        95.8%         97.4%        100.8%         98.2%
      Catastrophes:
         Natural                                                       2.1%         1.5%          2.6%          1.7%          1.9%
         September 11                                                    -            -             -           1.6%            -
      Prior year reserve development                                   0.4%         0.3%         (3.7)%        (0.8)%        (0.7)%
      Goodwill amortization                                              -            -             -           0.5%            -
                                                                  --------      -------      --------      --------       -------
GAAP COMBINED RATIO, AS REPORTED                                     101.8%        97.6%         96.3%        103.8%         99.4%
                                                                  ========      ========     ========      ========       =======
                                                                                             --------


TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
PERSONAL LINES - SELECTED STATISTICS
(IN MILLIONS)

                                                                                                      ----------
                                                              1Q             2Q            3Q             4Q             1Q
                                                             2001           2001          2001           2001           2002
                                                          ---------     ----------     ----------     ----------     ----------
OPERATING INCOME                                          $    96.4      $    49.7     $     34.8     $     60.1     $     71.2
                                                          =========     ==========     ==========     ==========     ==========

STATUTORY UNDERWRITING

Net written premiums by product line
Auto                                                      $   621.7     $    653.7     $    663.0     $    652.3     $    687.1
Homeowners and other                                          321.1          401.8          412.4          381.9          350.3
                                                          ---------     ----------     ----------     ----------     ----------
  Total net written premiums                              $   942.8     $  1,055.5     $  1,075.4     $  1,034.2     $  1,037.4
                                                          =========     ==========     ==========     ==========     ==========

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL
Independent agents                                        $   756.2     $    847.0     $    868.1     $    836.6     $    850.7
Additional distribution                                       159.1          174.5          179.7          173.8          165.0
Other                                                          27.5           34.0           27.6           23.8           21.7
                                                          ---------     ----------     ----------     ----------     ----------
  Total net written premiums                              $   942.8     $  1,055.5     $  1,075.4     $  1,034.2     $  1,037.4
                                                          =========     ==========     ==========     ==========     ==========

Net earned premiums                                       $   943.4     $    978.3     $  1,003.4     $  1,038.8     $  1,030.0
Losses and loss adjustment expenses                           676.7          776.5          801.4          798.4          785.7
Other underwriting expenses                                   248.0          258.3          273.5          261.4          261.6
                                                          ---------     ----------     ----------     ----------     ----------
Statutory underwriting gain (loss)                        $    18.7     $    (56.5)    $    (71.5)    $    (21.0)    $    (17.3)
                                                          =========     ==========     ==========     ==========     ==========

STATUTORY COMBINED RATIO
Loss and loss adjustment expense ratio                         71.7%          79.4%          79.9%          76.9%          76.3%
Other underwriting expense ratio                               26.3%          24.5%          25.4%          25.3%          25.2%
                                                          ---------     ----------     ----------     ----------     ----------
   Combined ratio                                              98.0%         103.9%         105.3%         102.2%         101.5%
                                                          =========     ==========     ==========     ==========     ==========

GAAP COMBINED RATIO
Loss and loss adjustment expense ratio                         71.7%          79.4%          79.9%          76.9%          76.3%
Other underwriting expense ratio                               27.5%          26.2%          27.0%          26.5%          26.4%
                                                          ---------     ----------     ----------     ----------     ----------
   Combined ratio                                              99.2%         105.6%         106.9%         103.4%         102.7%
                                                          =========     ==========     ==========     ==========     ==========

IMPACT ON COMBINED RATIO
Catastrophe losses                                                -            6.6%           6.4%           0.3%           1.6%
Prior-year reserve development                                 (0.6)%         (1.4)%         (0.5)%         (0.6)%          0.5%

OTHER STATISTICS
Effective tax rate on net investment income                    29.2%          28.1%          27.7%          27.9%          28.2%
Net investment income (after-tax)                         $    80.9     $     73.8     $     69.3     $     70.2     $     75.0

Catastrophe losses, net of reinsurance (pre-tax)          $       -     $     65.0     $     64.0     $      3.5     $     16.0
Goodwill amortization                                     $     4.5     $      4.5     $      4.5     $      5.0     $        -
                                                                                                      ----------

                                                                                        ----------         YTD            YTD
                                                               2Q              3Q           4Q             4Q             4Q
                                                              2002            2002         2002           2001           2002
                                                           ----------     ----------    ----------     ----------     ----------
OPERATING INCOME                                           $     70.0     $     92.0    $    113.7     $    241.0     $    346.9
                                                           ==========     ==========    ==========     ==========     ==========

STATUTORY UNDERWRITING

Net written premiums by product line
Auto                                                       $    714.6     $    741.8    $    699.4     $  2,590.7     $  2,842.9
Homeowners and other                                            459.4          476.2         446.2        1,517.2        1,732.1
                                                           ----------       ----------  ----------     ----------     ----------
  Total net written premiums                               $  1,174.0     $  1,218.0    $  1,145.6     $  4,107.9     $  4,575.0
                                                           ==========     ==========    ==========     ==========     ==========

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL
Independent agents                                         $    961.4     $    995.8    $    927.7     $  3,307.9     $  3,735.6
Additional distribution                                         186.2          195.5         188.8          687.1          735.5
Other                                                            26.4           26.7          29.1          112.9          103.9
                                                           ----------     ----------    ----------     ----------     ----------
  Total net written premiums                               $  1,174.0     $  1,218.0    $  1,145.6     $  4,107.9     $  4,575.0
                                                           ==========     ==========    ==========     ==========     ==========

Net earned premiums                                        $  1,068.3     $  1,117.5    $  1,138.3     $  3,963.9     $  4,354.1
Losses and loss adjustment expenses                             818.4          806.6         795.7        3,053.0        3,206.4
Other underwriting expenses                                     278.9          295.9         291.3        1,041.2        1,127.7
                                                           ----------     ----------    ----------     ----------     ----------
Statutory underwriting gain (loss)                         $    (29.0)    $     15.0    $     51.3     $   (130.3)    $     20.0
                                                           ==========     ==========    ==========     ==========     ==========

STATUTORY COMBINED RATIO
Loss and loss adjustment expense ratio                           76.6%          72.2%         69.9%          77.0%          73.6%
Other underwriting expense ratio                                 23.8%          24.3%         25.4%          25.3%          24.6%
                                                           ----------     ----------    ----------     ----------     ----------
   Combined ratio                                               100.4%          96.5%         95.3%         102.3%          98.2%
                                                           ==========     ==========    ==========     ==========     ==========

GAAP COMBINED RATIO
Loss and loss adjustment expense ratio                           76.6%          72.2%         69.9%          77.0%          73.6%
Other underwriting expense ratio                                 25.2%          25.4%         26.4%          26.8%          25.8%
                                                           ----------     ----------    ----------     ----------     ----------
   Combined ratio                                               101.8%          97.6%         96.3%         103.8%          99.4%
                                                           ==========     ==========    ==========     ==========     ==========
IMPACT ON COMBINED RATIO
Catastrophe losses                                                2.1%           1.5%          2.6%           3.3%           1.9%
Prior-year reserve development                                    0.4%           0.3%        (3.7)%         (0.8)%         (0.7)%

OTHER STATISTICS
Effective tax rate on net investment income                      27.6%          26.3%         27.9%          28.3%          27.5%
Net investment income (after-tax)                          $     69.0     $     61.5    $     73.3     $    294.2     $    278.8

Catastrophe losses, net of reinsurance (pre-tax)           $     22.0     $     17.0    $     29.1     $    132.5     $     84.1
Goodwill amortization                                      $        -     $        -    $        -     $     18.5     $        -
                                                                                        ----------

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
PERSONAL LINES - SELECTED STATISTICS - AUTO
(in millions)

                                                                                                    ---------
                                                              1Q            2Q            3Q            4Q            1Q
                                                             2001          2001          2001          2001          2002
                                                          ---------     ---------     ---------     ---------     ---------
STATUTORY UNDERWRITING

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL
Independent agents                                        $   515.8     $   544.3     $   558.5     $   551.2     $   587.1
Additional distribution                                        80.2          77.1          78.2          78.4          79.5
Other                                                          25.7          32.3          26.3          22.7          20.5
                                                          ---------     ---------     ---------     ---------     ---------
  Total net written premiums                              $   621.7     $   653.7     $   663.0     $   652.3     $   687.1
                                                          =========     =========     =========     =========     =========

Net earned premiums                                       $   588.2     $   613.7     $   632.4     $   656.3     $   650.8
Losses and loss adjustment expenses                           462.6         498.7         516.5         532.7         530.9
Other underwriting expenses                                   151.4         150.7         155.3         152.4         159.8
                                                          ---------     ---------     ---------     ---------     ---------
Statutory underwriting gain (loss)                        $   (25.8)    $   (35.7)    $   (39.4)    $   (28.8)    $   (39.9)
                                                          =========     =========     =========     =========     =========

STATUTORY COMBINED RATIO
Loss and loss adjustment expense ratio                         78.6%         81.3%         81.7%         81.2%         81.6%
Other underwriting expense ratio                               24.4%         23.1%         23.4%         23.4%         23.3%
                                                          ---------     ---------     ---------     ---------     ---------
   Combined ratio                                             103.0%        104.4%        105.1%        104.6%        104.9%
                                                          =========     =========     =========     =========     =========

GAAP UNDERWRITING GAIN (LOSS)                             $   (28.0)    $   (38.0)    $   (42.1)    $   (38.0)    $   (41.1)

GAAP COMBINED RATIO
Loss and loss adjustment expense ratio                         78.6%         81.3%         81.7%         81.2%         81.6%
Other underwriting expense ratio                               26.1%         24.9%         25.0%         24.6%         24.7%
                                                          ---------     ---------     ---------     ---------     ---------
   Combined ratio                                             104.7%        106.2%        106.7%        105.8%        106.3%
                                                          =========     =========     =========     =========     =========

Catastrophe losses, net of reinsurance (pre-tax)          $       -     $    13.5     $     8.5     $    (0.9)    $       -
                                                                                                    ---------

                                                                                      ---------
                                                                                                      YTD           YTD
                                                              2Q            3Q           4Q           4Q            4Q
                                                             2002          2002         2002         2001          2002
                                                          ---------     ---------    ---------    ----------    -----------
STATUTORY UNDERWRITING

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL
Independent agents                                        $   610.0     $   634.2    $   589.9    $  2,169.8     $  2,421.2
Additional distribution                                        79.4          82.2         81.5         313.9          322.6
Other                                                          25.2          25.4         28.0         107.0           99.1
                                                          ---------     ---------    ---------    ----------     ----------
  Total net written premiums                              $   714.6     $   741.8    $   699.4    $  2,590.7     $  2,842.9
                                                          =========     =========    ==========   ==========     ==========

Net earned premiums                                       $   674.6     $   701.4    $   710.2    $  2,490.6     $  2,737.0
Losses and loss adjustment expenses                           546.1         528.4        506.6       2,010.5        2,112.0
Other underwriting expenses                                   161.5         172.1        170.3         609.8          663.7
                                                          ---------     ---------    ---------    ----------     ----------
Statutory underwriting gain (loss)                        $   (33.0)    $     0.9    $    33.3    $   (129.7)    $    (38.7)
                                                          =========     =========    ==========   ==========     ==========

STATUTORY COMBINED RATIO
Loss and loss adjustment expense ratio                         81.0%         75.3%        71.3%         80.7%          77.2%
Other underwriting expense ratio                               22.6%         23.2%        24.6%         23.5%          23.4%
                                                          ---------     ---------    ---------    ----------     ----------
   Combined ratio                                             103.6%         98.5%        95.9%        104.2%         100.6%
                                                          =========     =========    =========    ==========     ==========

GAAP UNDERWRITING GAIN (LOSS)                             $   (31.1)    $     3.4    $    25.2    $   (146.1)    $    (43.6)

GAAP COMBINED RATIO
Loss and loss adjustment expense ratio                         81.0%         75.3%        71.3%         80.7%          77.2%
Other underwriting expense ratio                               23.7%         24.2%        25.1%         25.1%          24.4%
                                                          ---------     ---------    ---------    ----------     ----------
   Combined ratio                                             104.7%         99.5%        96.4%        105.8%         101.6%
                                                          =========     =========    =========    ==========     ==========

Catastrophe losses, net of reinsurance (pre-tax)          $       -     $       -    $       -    $     21.1     $        -
                                                                                     ---------

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
PERSONAL LINES - SELECTED STATISTICS - HOMEOWNERS AND OTHER
(in millions)

                                                                                                 ---------
                                                            1Q           2Q            3Q            4Q           1Q
                                                           2001         2001          2001          2001         2002
                                                        ---------    ---------     ---------     ---------    ---------
STATUTORY UNDERWRITING

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL
Independent agents                                      $   240.4    $   302.7     $   309.6     $   285.4    $   263.6
Additional distribution                                      78.9         97.4         101.5          95.4         85.5
Other                                                         1.8          1.7           1.3           1.1          1.2
                                                        ---------    ---------     ---------     ---------    ---------
  Total net written premiums                            $   321.1    $   401.8     $   412.4     $   381.9    $   350.3
                                                        =========    =========     =========     =========    =========

Net earned premiums                                     $   355.2    $   364.6     $   371.0     $   382.5    $   379.2
Losses and loss adjustment expenses                         214.1        277.8         284.9         265.7        254.8
Other underwriting expenses                                  96.6        107.6         118.2         109.0        101.8
                                                        ---------    ---------     ---------     ---------    ---------
Statutory underwriting gain (loss)                      $    44.5    $   (20.8)    $   (32.1)    $     7.8    $    22.6
                                                        =========    =========     =========     =========    =========

STATUTORY COMBINED RATIO
Loss and loss adjustment expense ratio                       60.3%        76.2%         76.8%         69.5%        67.2%
Other underwriting expense ratio                             30.1%        26.8%         28.7%         28.5%        29.1%
                                                        ---------    ---------     ---------     ---------    ---------
   Combined ratio                                            90.4%       103.0%        105.5%         98.0%        96.3%
                                                        =========    =========     =========     =========    =========

GAAP UNDERWRITING GAIN (LOSS)                           $    35.7    $   (14.3)    $   (25.8)    $     4.7    $    14.6

GAAP COMBINED RATIO
Loss and loss adjustment expense ratio                       60.3%        76.2%         76.8%         69.5%        67.2%
Other underwriting expense ratio                             29.7%        27.7%         30.2%         29.3%        29.0%
                                                        ---------    ---------     ---------     ---------    ---------
   Combined ratio                                            90.0%       103.9%        107.0%         98.8%        96.2%
                                                        =========    =========     =========     =========    =========

Catastrophe losses, net of reinsurance (pre-tax)        $       -    $    51.5     $    55.5     $     4.4    $    16.0
                                                                                                 ---------


                                                                                   -----------
                                                                                                  YTD            YTD
                                                            2Q           3Q           4Q          4Q             4Q
                                                           2002         2002         2002        2001           2002
                                                        ---------    ---------     --------    ----------     ----------
STATUTORY UNDERWRITING

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL
Independent agents                                      $   351.4    $   361.6    $   337.8    $  1,138.1     $  1,314.4
Additional distribution                                     106.8        113.3        107.3         373.2          412.9
Other                                                         1.2          1.3          1.1           5.9            4.8
                                                        ---------    ---------    ---------    ----------    -----------
  Total net written premiums                            $   459.4    $   476.2    $   446.2    $  1,517.2     $  1,732.1
                                                        =========    =========    =========    ==========     ==========

Net earned premiums                                     $   393.7    $   416.1    $   428.1    $  1,473.3     $  1,617.1
Losses and loss adjustment expenses                         272.3        278.2        289.1       1,042.5        1,094.4
Other underwriting expenses                                 117.4        123.8        121.0         431.4          464.0
                                                        ---------    ---------    ---------    ----------     ----------
Statutory underwriting gain (loss)                      $     4.0    $    14.1    $    18.0    $     (0.6)    $     58.7
                                                        =========    =========    =========    ==========     ==========

STATUTORY COMBINED RATIO
Loss and loss adjustment expense ratio                       69.2%        66.9%        67.5%         70.8%          67.7%
Other underwriting expense ratio                             25.6%        26.0%        27.1%         28.4%          26.8%
                                                        ---------    ---------    ---------    ----------     ----------
   Combined ratio                                            94.8%        92.9%        94.6%         99.2%          94.5%
                                                        =========    =========    =========    ==========     ==========

GAAP UNDERWRITING GAIN (LOSS)                           $    13.2    $    24.0    $    17.1    $      0.3     $     68.9

GAAP COMBINED RATIO
Loss and loss adjustment expense ratio                       69.2%        66.9%        67.5%         70.8%          67.7%
Other underwriting expense ratio                             27.5%        27.4%        28.5%         29.2%          28.1%
                                                        ---------    ---------    ---------    ----------     ----------
   Combined ratio                                            96.7%        94.3%        96.0%        100.0%          95.8%
                                                        =========    =========    =========    ==========     ==========

Catastrophe losses, net of reinsurance (pre-tax)        $    22.0    $    17.0    $    29.1    $    111.4     $     84.1
                                                                                  ---------

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
PERSONAL LINES - SELECTED PRODUCTION STATISTICS
(in millions)

                                                                                              ---------
                                                          1Q           2Q            3Q           4Q          1Q
                                                         2001         2001          2001         2001        2002
                                                      ---------    ---------     ----------   ---------    ---------
AUTO

  Net written premiums excluding
    acquisitions(1)                                   $   621.7    $   653.7     $   663.0    $   628.6    $   652.3

  Policies in force (PIF) (in thousands)(1)               1,861        1,876         1,880        1,874        1,873

  New business PIF (in thousands)(1)                        107          118           113          100          100

  Retention*(1,2,3)                                          79%          79%           79%          79%          80%

  Renewal price change*(1,3,4)                                7%           7%            7%           6%           7%

  Net written premiums from acquisitions(5)           $       -    $       -     $       -    $    23.7    $    34.8

HOMEOWNERS AND OTHER

  Net written premiums excluding
    acquisitions(1)                                   $   321.1    $   401.8     $   412.4    $   380.3    $   347.8

  Policies in force (PIF) (in thousands)(1)               3,521        3,517         3,503        3,481        3,459

  New business PIF (in thousands)(1)                        121          136           144          124          112

  Retention(1,2,3)                                           79%          80%           80%          80%          80%

  Renewal price change(1,3,4)                                10%          10%           10%          10%          12%

  Net written premiums from acquisitions(5)           $       -    $       -     $       -    $     1.6    $     2.5
                                                                                              ---------

                                                                                 ----------
                                                                                                 YTD         YTD
                                                          2Q           3Q            4Q          4Q           4Q
                                                         2002         2002          2002        2001         2002
                                                      ---------    ---------     ---------    ---------   ----------
AUTO

  Net written premiums excluding
    acquisitions(1)                                   $   692.7    $   722.5     $   677.9    $ 2,567.0   $  2,745.4

  Policies in force (PIF) (in thousands)                  1,866        1,903         1,913        1,874        1,913

  New business PIF (in thousands)(1)                        107          110           105          438          422

  Retention*(1,2,3)                                          80%          80%           80%          79%          80%

  Renewal price change*(1,3,4)                                8%           8%            8%           7%           8%

  Net written premiums from acquisitions(5)           $    21.9    $    19.3     $    21.5    $    23.7   $     97.5

HOMEOWNERS AND OTHER

  Net written premiums excluding
    acquisitions(1)                                   $   454.6    $   472.6     $   443.6    $ 1,515.6   $  1,718.6

  Policies in force (PIF) (in thousands)                  3,453        3,455         3,465        3,481        3,465

  New business PIF (in thousands)(1)                        138          156           149          525          555

  Retention(1,2,3)                                           80%          80%           80%          80%          80%

  Renewal price change(1,3,4)                                16%          15%           15%          10%          15%

  Net written premiums from acquisitions(5)           $     4.8    $     3.6     $     2.6    $     1.6   $     13.5
                                                                                 ---------

* Represents standard voluntary automobile business, which represents approximately 92% and 93% of total auto policies in force for YTD 4Q 2001 and 2002, respectively.

(1) Excludes Northland acquired in the fourth quarter of 2001.

(2) Retention represents the estimated percentage of policies from the prior year period renewed in the current period.

(3) The current quarter statistics are subject to change due to further development.

(4) Renewal price change represents the estimated average change in premium on policies that renew, including rate and exposure changes, vs. the average premium on those same policies for their prior term.

(5) Represents Northland acquired in the fourth quarter of 2001.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
INTEREST EXPENSE AND OTHER STATEMENT OF OPERATING LOSS
(in millions)


                                                                                                            ---------
                                                                         1Q           2Q           3Q           4Q           1Q
                                                                        2001         2001         2001         2001         2002
                                                                     ---------    ---------    ---------    ---------    ---------
REVENUES
Net investment income                                                $    (2.1)   $    (1.3)   $    10.1    $     0.8    $     1.1
Other revenues                                                             0.6          0.1            -          0.3            -
                                                                     ---------    ---------    ---------    ---------    ---------
   Total revenues                                                         (1.5)        (1.2)        10.1          1.1          1.1
                                                                     ---------    ---------    ---------    ---------    ---------

CLAIMS AND EXPENSES
Interest expense                                                          65.7         52.7         46.4         40.1         35.2
General and administrative expenses                                        6.6          3.7          0.8          1.9         (0.1)
                                                                     ---------    ---------    ---------    ---------    ---------
   Total claims and expenses                                              72.3         56.4         47.2         42.0         35.1
                                                                     ---------    ---------    ---------    ---------    ---------

Operating loss before federal income tax benefit                         (73.8)       (57.6)       (37.1)       (40.9)       (34.0)
Federal income tax benefit                                               (25.5)       (19.7)       (12.6)       (14.1)       (11.8)
                                                                     ---------    ---------    ---------    ---------    ---------
Operating loss                                                       $   (48.3)   $   (37.9)   $   (24.5)   $   (26.8)   $   (22.2)
                                                                     =========    =========    =========    =========    =========

OTHER STATISTICS
Goodwill amortization                                                $     1.4    $     1.4    $     1.4    $     1.3    $       -
                                                                                                            ---------

                                                                                               ---------
                                                                                                                YTD          YTD
                                                                         2Q           3Q           4Q           4Q           4Q
                                                                        2002         2002         2002         2001         2002
                                                                     ---------    ---------    ---------    ---------    ---------
REVENUES
Net investment income                                                $    (0.2)   $    (0.5)   $     0.1    $     7.5    $     0.5
Other revenues                                                             0.1          0.1         (0.1)         1.0          0.1
                                                                     ---------    ---------    ---------    ---------    ---------
   Total revenues                                                         (0.1)        (0.4)           -          8.5          0.6
                                                                     ---------    ---------    ---------    ---------    ---------

CLAIMS AND EXPENSES
Interest expense                                                          39.2         39.3         39.6        204.9        153.3
General and administrative expenses                                       (2.7)         1.4          6.9         13.0          5.5
                                                                     ---------    ---------    ---------    ---------    ---------
   Total claims and expenses                                              36.5         40.7         46.5        217.9        158.8
                                                                     ---------    ---------    ---------    ---------    ---------

Operating loss before federal income tax benefit                         (36.6)       (41.1)       (46.5)      (209.4)      (158.2)
Federal income tax benefit                                               (12.9)       (14.5)       (16.1)       (71.9)       (55.3)
                                                                     ---------    ---------    ---------    ---------    ---------
Operating loss                                                       $   (23.7)   $   (26.6)   $   (30.4)   $  (137.5)   $  (102.9)
                                                                     ---------    ---------    ---------    ---------    ---------

OTHER STATISTICS
Goodwill amortization                                                $       -    $       -    $       -    $     5.5    $       -
                                                                                               ---------

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
CONSOLIDATED BALANCE SHEET
(in millions, except shares and per share data)

                                                                             ------------         ------------
                                                                             DECEMBER 31,         DECEMBER 31,
                                                                                2002                 2001
                                                                             ------------         ------------
ASSETS
Fixed maturities, available for sale at fair value (including
     $580.5 and $975.7 subject to securities lending
     agreements) (amortized cost $28,877.8 and $25,460.5)                    $ 30,003.2           $ 25,850.7
Equity securities, at fair value (cost $861.9 and $980.4)                         851.5                984.0
Mortgage loans                                                                    257.9                274.4
Real estate held for sale                                                          12.5                 38.3
Short-term securities                                                           4,853.6              2,798.3
Trading securities, at fair value                                                  40.7                628.1
Other investments                                                               2,405.8              2,044.8
                                                                             ----------           ----------
     Total investments                                                         38,425.2             32,618.6
                                                                             ----------           ----------

Cash                                                                               92.2                236.9
Investment income accrued                                                         339.3                359.5
Premium balances receivable                                                     3,861.4              3,657.0
Reinsurance recoverables                                                       10,977.5             11,047.3
Deferred acquisition costs                                                        873.0                768.1
Deferred federal income taxes                                                   1,447.1              1,182.4
Contractholder receivables                                                      2,544.1              2,197.8
Goodwill                                                                        2,411.5              2,576.5
Receivables for investment sales                                                  138.7                129.7

Other assets                                                                    3,027.5              3,004.0

                                                                             ----------           ----------
     TOTAL ASSETS                                                            $ 64,137.5           $ 57,777.8
                                                                             ==========           ==========
                                                                             ----------

                                                                             ------------
                                                                             DECEMBER 31,         DECEMBER 31,
                                                                                2002                 2001
                                                                             ------------         ------------
 LIABILITIES
 Claims and claim adjustment expense reserves                                $ 33,736.0           $ 30,736.6
 Unearned premium reserves                                                      6,459.9              5,666.9
 Contractholder payables                                                        2,544.1              2,197.8
 Notes payable to former affiliates                                               700.0              1,697.7
 Long-term debt                                                                   926.2                379.8
 Convertible junior subordinated notes payable                                    867.8                    -
 Convertible notes payable                                                         49.7                    -
 Securities lending payable                                                       597.9              1,001.7
 Payables for investment purchases                                              3,737.9                485.2

 Other liabilities                                                              3,480.7              4,025.8

                                                                             ----------           ----------
     TOTAL LIABILITIES                                                         53,100.2             46,191.5
                                                                             ----------           ----------

 TIGHI - obligated mandatorily redeemable securities
     of subsidiary trusts holding solely junior
     subordinated debt securities of TIGHI                                        900.0                900.0

 SHAREHOLDERS' EQUITY
 Common Stock:
     Class A, $.01 par value, 1.5 billion shares
     authorized, 504.2 million issued and outstanding
     at December 31, 2002; 269.0 million issued and
     outstanding at December 31, 2001                                               5.0                  2.7
     Class B, $.01 par value, 1.5 billion shares
     authorized, 500.0 million issued and outstanding                               5.0                  5.0
 Additional paid-in capital                                                     8,618.4              4,433.0
 Retained earnings                                                                880.5              6,004.2
 Accumulated other changes in equity from
     nonowner sources                                                             656.6                241.4
 Treasury stock, at cost (shares 338,068 and 0)                                    (4.9)                   -
 Unearned compensation                                                            (23.3)                   -
                                                                             ----------           ----------
     TOTAL SHAREHOLDERS' EQUITY                                                10,137.3             10,686.3
                                                                             ----------           ----------

     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $ 64,137.5           $ 57,777.8
                                                                             ==========           ==========
                                                                             ----------

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
INVESTMENT PORTFOLIO
(at carrying value, in millions)

                                                   DECEMBER 31,          PRE-TAX BOOK       DECEMBER 31,         PRE-TAX BOOK
                                                      2002                  YIELD              2001                 YIELD
                                                   ------------         -------------       ------------         ------------
INVESTMENT PORTFOLIO
  Taxable fixed maturities (including               $ 16,748.7              6.59%            $ 14,911.0               7.27%
    redeemable preferred stock)
  Tax-exempt fixed maturities                         13,254.5              4.72               10,939.7               5.13
  Non-redeemable preferred stocks                        801.4              6.96                  929.2               6.86
  Common stocks                                           50.1               N/A                   54.8                N/A
  Mortgage loans                                         257.9              9.92                  274.4              10.29
  Real estate held for sale                               12.5              3.67                   38.3              10.24
  Short-term securities                                4,853.6              1.44                2,798.3               2.23
  Trading securities                                      40.7               N/A                  628.1                N/A
  Other investments (1)                                2,405.8               N/A                2,044.8                N/A
                                                    ----------              ----             ----------              -----
   TOTAL INVESTMENTS                                $ 38,425.2              5.23%            $ 32,618.6               6.05%
                                                    ==========              ====             ==========              =====

  Net unrealized gain on investment securities,
    net of tax and minority interest, included
    in shareholders' equity                         $    731.6                               $    256.2
                                                    ==========                               ==========

(1) Primarily includes securities partnership interests held for long-term appreciation. Other investments that generate only intermittent income are also included in this category and yields fluctuate accordingly.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
INVESTMENT PORTFOLIO - FIXED MATURITIES DATA
(at carrying value, in millions)

                                                                  DECEMBER 31,     DECEMBER 31,
                                                                     2002              2001
                                                                  ------------     ------------
FIXED MATURITIES
  Mortgage-backed securities - principally obligations of
  U.S. Government agencies                                         $  8,940.5       $  5,608.8
  U.S. Treasury securities and obligations of U.S. Government
  corporations and agencies                                           1,096.8          1,383.1
  Corporates (including redeemable preferreds)                        6,403.5          7,231.1
  Obligations of states and political subdivisions                   13,286.0         11,009.7
  Debt securities issued by foreign governments                         276.4            618.0
                                                                   ----------       ----------
    Subtotal                                                         30,003.2         25,850.7
  Trading securities                                                     28.1            507.9
                                                                   ----------       ----------
    Total fixed maturities                                         $ 30,031.3       $ 26,358.6
                                                                   ==========       ==========

FIXED MATURITIES
QUALITY CHARACTERISTICS*

                                                                           DECEMBER 31, 2002
                                                                       --------------------------------
                                                                          AMOUNT             % OF TOTAL
                                                                       ------------          ----------
QUALITY RATINGS
  Aaa                                                                    $ 17,610.2             58.7%
  Aa                                                                        5,271.0             17.6
  A                                                                         2,299.3              7.6
  Baa                                                                       2,877.8              9.6
                                                                         ----------           ------
    Total investment grade                                                 28,058.3             93.5
                                                                         ----------           ------
  Ba                                                                        1,098.2              3.7
  B                                                                           533.4              1.8
  Caa and lower                                                               313.3              1.0
                                                                         ----------           ------
    Total below investment grade                                            1,944.9              6.5
                                                                         ----------           ------
Total fixed maturities, excluding trading securities                     $ 30,003.2            100.0%
                                                                         ==========           ======
Trading securities                                                       $     28.1
                                                                         ==========
Average weighted quality                                                     AA2,AA
                                                                         ----------
Average duration of fixed maturities and short-term securities                  5.0 years
                                                                         ----------
Average duration of fixed maturities (excluding short-term securities)          5.8 years
                                                                         ----------

 * Rated using external rating agencies, or by Travelers Property Casualty Corp.'s internal analysts when a public rating does not exist. Below investment grade assets refer to securities rated "Ba1" or below.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
NET INVESTMENT INCOME
(in millions)

                                                                                       ----------
                                          1Q               2Q             3Q               4Q             1Q
                                         2001             2001           2001             2001           2002
                                      ----------       ----------     ----------       ----------     ----------
GROSS INVESTMENT INCOME
  Fixed maturities                    $    424.9       $    422.3     $    400.7       $    409.4     $    409.9
  Mortgage loans                             7.1              7.2            7.1              6.9            6.9
  Other, including trading                 109.9             98.7           92.1             93.9           79.8
                                      ----------       ----------     ----------       ----------     ----------
                                           541.9            528.2          499.9            510.2          496.6
Investment expenses                         13.1              9.9           11.8             11.4            8.8
                                       ----------       ----------     ----------       ----------     ----------
Net investment income, pre-tax             528.8            518.3          488.1            498.8          487.8
Federal income taxes                       143.1            139.3          128.9            130.8          126.7
                                      ----------       ----------     ----------       ----------     ----------
Net investment income, after-tax      $    385.7       $    379.0     $    359.2       $    368.0     $    361.1
                                      ==========       ==========     ==========       ==========     ==========
Effective tax rate                          27.1%            26.9%          26.4%            26.2%          26.0%

Average invested assets(1)            $ 29,615.7       $ 29,465.1     $ 29,613.9       $ 30,696.8     $ 31,582.9

Average yield pre-tax                        7.2%             7.1%           6.6%             6.6%           6.2%
Average yield after-tax                      5.2%             5.2%           4.9%             4.8%           4.6%
                                                                                       ----------

                                                                     ----------
                                                                                        YTD             YTD
                                          2Q            3Q               4Q              4Q             4Q
                                         2002          2002             2002            2001           2002
                                      ----------    ----------       ----------      -----------   ------------
Gross investment income
  Fixed maturities                    $    400.5    $    411.5       $    407.9      $   1,657.3   $    1,629.8
  Mortgage loans                             6.9           6.7              6.3             28.3           26.8
  Other, including trading                  71.9          34.9             94.0            394.6          280.6
                                      ----------    ----------       ----------      -----------   ------------
                                           479.3         453.1            508.2          2,080.2        1,937.2
Investment expenses                         14.5          12.4             21.0             46.2           56.7
                                      ----------    ----------       ----------      -----------   ------------
Net investment income, pre-tax             464.8         440.7            487.2          2,034.0        1,880.5
Federal income taxes                       118.4         108.8            124.1            542.1          478.0
                                      ----------    ----------       ----------      -----------   ------------
Net investment income, after-tax      $    346.4    $    331.9       $    363.1      $   1,491.9   $    1,402.5
                                      ==========    ==========       ==========      ===========   ============

Effective tax rate                          25.5%         24.7%            25.5%            26.7%          25.4%

Average invested assets(1)            $ 31,791.7    $ 32,449.3       $ 33,271.8      $  30,541.4   $   32,505.0

Average yield pre-tax                        5.9%          5.5%             5.9%             6.9%           6.0%
Average yield after-tax                      4.4%          4.1%             4.4%             5.0%           4.4%
                                                                     ----------

(1) Reduced by securities lending and adjusted for the impact of unrealized gains and losses, receivables for investment sales and payables on investment purchases.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)
(in millions)

                                                                                                       ---------
                                                                    1Q           2Q           3Q           4Q           1Q
                                                                   2001         2001         2001         2001         2002
                                                                ----------   ----------   ----------   ----------   ----------
REALIZED INVESTMENT GAINS (LOSSES)
  Fixed maturities                                              $   209.0    $     7.2    $   113.2    $     1.6    $    31.2
  Equity securities                                                 (12.9)        28.5        (12.1)       (11.6)        (1.3)
  Other                                                              (3.8)        13.6         (4.8)        (5.4)        (1.1)
                                                                ---------    ---------    ---------    ---------    ---------
    Realized investment gains (losses)                          $   192.3    $    49.3    $    96.3    $   (15.4)   $    28.8
                                                                =========    =========    =========    =========    =========

  Gross gains on sale                                           $   262.0    $   125.7    $   143.7    $   141.9    $   126.9
  Gross losses on sale                                              (46.2)       (73.3)       (28.6)       (56.5)       (35.9)
  Impairments                                                       (23.5)        (3.1)       (18.8)      (100.8)       (62.2)
                                                                ---------    ---------    ---------    ---------    ---------
    Realized investment gains (losses)                          $   192.3    $    49.3    $    96.3    $   (15.4)   $    28.8
                                                                =========    =========    =========    =========    =========

CHANGE IN UNREALIZED INVESTMENT GAINS (LOSSES)
  Fixed maturities                                              $    97.1    $  (239.3)   $   293.4    $  (430.2)   $  (246.1)
  Equity securities                                                  15.7          7.7          4.7         18.9        (15.2)
                                                                ---------    ---------    ---------    ---------    ---------
                                                                    112.8       (231.6)       298.1       (411.3)      (261.3)
  Related taxes                                                      39.4        (81.0)       104.4       (143.9)       (91.4)
  Change in minority interest, net of tax                               -            -            -            -            -
                                                                ---------    ---------    ---------    ---------    ---------
  Change in unrealized gains (losses) on
    investment securities                                            73.4       (150.6)       193.7       (267.4)      (169.9)

Balance, beginning of period                                        407.1        480.5        329.9        523.6        256.2
                                                                ---------    ---------    ---------    ---------    ---------

Balance, end of period                                          $   480.5    $   329.9    $   523.6    $   256.2    $    86.3
                                                                =========    =========    =========    =========    =========
                                                                                                       ---------

                                                                                                                     ---------
                                                                                                           YTD          YTD
                                                                    2Q           3Q           4Q           4Q           4Q
                                                                   2002         2002         2002         2001         2002
                                                                ----------   ----------   ----------   ----------   ----------
REALIZED INVESTMENT GAINS (LOSSES)
  Fixed maturities                                              $   (21.3)   $   (54.5)   $   212.1    $   331.0    $   167.5
  Equity securities                                                  (6.6)         0.6          3.2         (8.1)        (4.1)
  Other                                                              (8.1)         2.6        (10.1)        (0.4)       (16.7)
                                                                ---------    ---------    ---------    ---------    ---------
    Realized investment gains (losses)                          $   (36.0)   $   (51.3)   $   205.2    $   322.5    $   146.7
                                                                =========    =========    =========    =========    =========

  Gross gains on sale                                           $   144.9    $    33.6    $   298.4    $   673.3    $   603.8
  Gross losses on sale                                              (54.2)       (50.2)       (32.7)      (204.6)      (173.0)
  Impairments                                                      (126.7)       (34.7)       (60.5)      (146.2)      (284.1)
                                                                ---------    ---------    ---------    ---------    ---------
    Realized investment gains (losses)                          $   (36.0)   $   (51.3)   $   205.2    $   322.5    $   146.7
                                                                =========    =========    =========    =========    =========

CHANGE IN UNREALIZED INVESTMENT GAINS (LOSSES)
  Fixed maturities                                              $   433.8    $   820.6    $  (272.7)   $  (279.0)   $   735.6
  Equity securities                                                  13.1          4.8        (16.7)        47.0        (14.0)
                                                                ---------    ---------    ---------    ---------    ---------
                                                                    446.9        825.4       (289.4)      (232.0)       721.6
  Related taxes                                                     156.4        288.9       (104.5)       (81.1)       249.4
  Change in minority interest, net of tax                               -            -          3.2            -          3.2
                                                                ---------    ---------    ---------    ---------    ---------
  Change in unrealized gains (losses) on
    investment securities                                           290.5        536.5       (181.7)      (150.9)       475.4

Balance, beginning of period                                         86.3        376.8        913.3        407.1        256.2
                                                                ---------    ---------    ---------    ---------    ---------

Balance, end of period                                          $   376.8    $   913.3    $   731.6    $   256.2    $   731.6
                                                                =========    =========    =========    =========    =========
                                                                                          ---------

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
REINSURANCE RECOVERABLES
(in millions)

                                                                                             DECEMBER 31,     DECEMBER 31,
                                                                                                 2002            2001
                                                                                             -----------      -----------
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses (1)   $   6,729.8       $  6,732.8
Allowance for uncollectible reinsurance                                                           (329.1)          (286.2)
                                                                                             ------------      ----------
Net recoverables due from reinsurers                                                             6,400.7          6,446.6
Mandatory pools and associations                                                                 2,094.9          2,082.0
Structured settlements                                                                           2,481.9          2,518.7
                                                                                             ------------      ----------
   Total reinsurance recoverables                                                            $  10,977.5       $ 11,047.3
                                                                                             ===========       ==========

(1)  Reduced for known insolvencies.

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represents the current and estimated future amounts due from reinsurers on known and unknown claims. The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves. Although this total comprises recoverables due from nearly one thousand different reinsurers, about half is attributable to 10 reinsurer groups.

The net recoverables due from reinsurers reflects an allowance for unknown future doubtful accounts that is recorded on the basis of periodic evaluations of balances due, reinsurer solvency, management's experience and current economic conditions. Of the total net recoverables due from reinsurers at December 31, 2002, $5.4 billion or 85% are rated by A.M. Best and Company. Of the total rated by A.M. Best and Company, 94% are rated A- or better. The remaining net recoverables from reinsurers comprise the following: 5% relates to Equitas, 4% relates to voluntary pools that the Company participates in, 3% relates to captive insurance companies and 3% are not rated by A.M. Best and Company. In addition, $765.6 million of these net recoverables were collateralized by letters of credit, funds held and trust agreements at December 31, 2002.

The Company's top five reinsurers, except Lloyd's of London (Equitas), by reinsurance recoverable at December 31, 2002 is as follows:

                                                 Reinsurance
Reinsurer                                        Recoverable                A.M. Best Rating of Reinsurer
---------                                        -----------               --------------------------------
American Re-Insurance Company                    $   865.2                 A+  second highest of 16 ratings
General Reinsurance Corporation                      625.4                 A++ highest of 16 ratings
Employers Reinsurance Corporation                    338.4                 A+  second highest of 16 ratings
Swiss Reinsurance America Corporation                287.5                 A++ highest of 16 ratings
Transatlantic Reinsurance Company                    235.8                 A++ highest of 16 ratings

Our insurance subsidiaries are required to participate in various involuntary assigned risk pools, principally involving workers' compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market. The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state. In the event that a member of that pool becomes insolvent, the remaining members assume an additional pro rata share of the pool's liabilities.

Structured settlements are annuities purchased from life insurance companies to settle personal physical injury claims, with workers' compensation claims comprising a significant proportion. The Company retains the ultimate liability to the claimant in the event that the assigned company fails to pay, so we reflect the amount as a liability and as a recoverable for GAAP purposes. Life insurers with current A.M. Best ratings of A or better represented 92% of the balance at December 31, 2002.

TRAVELERS PROPERTY CASUALTY CORP.
STATUTORY RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSE
(in millions)

                                                                                                        -----------
                                                                  1Q           2Q             3Q             4Q             1Q
                                                                 2001         2001           2001           2001           2002
                                                             ----------   -----------    -----------    -----------    -----------
COMMERCIAL LINES
  Beginning of period                                          16,859.2   $  16,738.1    $  16,615.2    $  17,135.2    $  17,488.6
  Acquisitions                                                        -             -              -          595.8              -
  Incurred*                                                       901.5         947.0        1,578.9        1,112.6        1,149.8
  Paids                                                        (1,022.6)     (1,069.9)      (1,058.9)      (1,355.0)      (1,228.9)
                                                             ----------   -----------    -----------    -----------    -----------
  End of period                                                16,738.1   $  16,615.2    $  17,135.2    $  17,488.6    $  17,409.5
                                                             ==========   ===========    ===========    ===========    ===========

PERSONAL LINES
  Beginning of period                                        $  2,568.9   $   2,534.3    $   2,574.4    $   2,636.9    $   2,725.9
  Acquisitions                                                        -             -              -           26.9             -
  Incurred*                                                       676.7         776.5          801.4          798.4          785.7
  Paids                                                          (711.3)       (736.4)        (738.9)        (736.3)        (728.1)
                                                             ----------   -----------    -----------    -----------    -----------
  End of period                                              $  2,534.3   $   2,574.4    $   2,636.9    $   2,725.9    $   2,783.5
                                                             ==========   ===========    ===========    ===========    ===========

TOTAL
  Beginning of period                                        $  19,428.1  $  19,272.4    $  19,189.6    $  19,772.1    $  20,214.5
  Acquisitions                                                         -            -              -          622.7              -
  Incurred*                                                      1,578.2      1,723.5        2,380.3        1,911.0        1,935.5
  Paids                                                         (1,733.9)    (1,806.3)      (1,797.8)      (2,091.3)      (1,957.0)
                                                             -----------  -----------    -----------    -----------    -----------
  End of period                                              $  19,272.4  $  19,189.6    $  19,772.1    $  20,214.5    $  20,193.0
                                                             ===========  ===========    ===========    ===========    ===========

* Includes prior-year reserve development:
   COMMERCIAL LINES
      Asbestos:
         Not subject to Citigroup indemnification agreement  $      37.5  $      38.4    $      37.6    $      75.3    $      50.0
         Subject to Citigroup indemnification agreement              N/A          N/A            N/A            N/A             --
      Environmental and cumulative injury other than
        asbestos                                                     0.1          7.4            7.8          (14.5)          13.7
      Other                                                        (48.0)       (59.0)         (50.0)         (16.0)          32.0
                                                             -----------  -----------    -----------    -----------    -----------
   Total Commercial Lines                                          (10.4)       (13.2)          (4.6)          44.8           95.7

   PERSONAL LINES                                                   (6.0)       (14.0)          (5.0)          (6.0)           5.0
                                                             -----------  -----------    -----------    -----------    -----------
   Total                                                     $     (16.4)  $    (27.2)  $       (9.6)   $      38.8    $     100.7
                                                             ===========   ==========    ===========    ===========    ===========
                                                                                                        -----------

                                                                                          -----------
                                                                  2Q            3Q             4Q             4Q             4Q
                                                                 2002          2002           2002           2001           2002
                                                             -----------   -----------    -----------    -----------    -----------
COMMERCIAL LINES
  Beginning of period                                        $  17,409.5   $  17,426.3    $  17,797.4    $  16,859.2    $  17,488.6
  Acquisitions                                                         -             -              -          595.8              -
  Incurred*                                                      1,235.5       1,522.8        3,804.8        4,540.0        7,712.9
  Paids                                                         (1,218.7)     (1,151.7)      (1,280.5)      (4,506.4)      (4,879.8)
                                                             -----------   -----------    -----------    -----------    -----------
  End of period                                              $  17,426.3   $  17,797.4    $  20,321.7    $  17,488.6    $  20,321.7
                                                             ===========   ===========    ===========    ===========    ===========

PERSONAL LINES
  Beginning of period                                        $   2,783.5   $   2,880.5    $   2,922.2    $   2,568.9    $   2,725.9
  Acquisitions                                                         -             -              -           26.9              -
  Incurred*                                                        818.4         806.6          795.7        3,053.0        3,206.4
  Paids                                                           (721.4)       (764.9)        (759.4)      (2,922.9)      (2,973.8)
                                                             -----------   -----------    -----------    -----------    -----------
  End of period                                              $   2,880.5   $   2,922.2    $   2,958.5    $   2,725.9    $   2,958.5
                                                             ===========   ===========    ===========    ===========    ===========

TOTAL
  Beginning of period                                        $  20,193.0   $  20,306.8    $  20,719.6    $  19,428.1    $  20,214.5
  Acquisitions                                                         -             -              -          622.7              -
  Incurred*                                                      2,053.9       2,329.4        4,600.5        7,593.0       10,919.3
  Paids                                                         (1,940.1)     (1,916.6)      (2,039.9)      (7,429.3)      (7,853.6)
                                                             -----------   -----------    -----------    -----------    -----------
  End of period                                              $  20,306.8   $  20,719.6    $  23,280.2    $  20,214.5    $  23,280.2
                                                             ===========   ===========    ===========    ===========    ===========

* Includes prior-year reserve development:
   COMMERCIAL LINES
      Asbestos:
         Not subject to Citigroup indemnification agreement  $      51.2   $      48.8    $   1,995.0    $     188.8    $   2,145.0
         Subject to Citigroup indemnification agreement                -         245.0          555.0            N/A          800.0
      Environmental and cumulative injury other than
        asbestos                                                    12.2          18.9            5.2            0.8           50.0
      Other                                                         28.0           6.0          101.2         (173.0)         167.2
                                                             -----------   -----------    -----------    -----------    -----------
   Total Commercial Lines                                           91.4         318.7        2,656.4           16.6        3,162.2

   PERSONAL LINES                                                    4.0           3.1          (42.0)         (31.0)         (29.9)
                                                             -----------   -----------    -----------    -----------    -----------
   Total                                                     $      95.4   $     321.8    $   2,614.4    $     (14.4)   $   3,132.3
                                                             ===========   ===========    ===========    ===========    ===========
                                                                                          -----------

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
ASBESTOS, ENVIRONMENTAL, AND CIOTA RESERVES
(in millions)

                                                                                                       -----------
                                                                  1Q            2Q            3Q            4Q           1Q
                                                                 2001          2001          2001          2001         2002
                                                             -----------   -----------   -----------   -----------   ----------
ASBESTOS RESERVES
Beginning reserves:
     Direct                                                  $  1,005.4    $    986.7    $  1,022.4    $  1,038.2    $  1,046.0
     Ceded                                                       (199.0)       (209.6)       (208.3)       (230.5)       (225.6)
                                                             ----------    ----------    ----------    ----------    ----------
     Net                                                          806.4         777.1         814.1         807.7         820.4
Incurred losses and loss expenses:
  Not subject to Citigroup indemnification agreement
     Direct                                                        61.9          50.4          75.9          94.5          49.8
     Ceded                                                        (24.4)        (12.0)        (38.3)        (19.2)          0.2
  Subject to Citigroup indemnification agreement
     Direct                                                         N/A           N/A           N/A           N/A             -
Losses paid:
     Direct                                                        80.6          14.7          60.1          86.7          91.8
     Ceded                                                        (13.8)        (13.3)        (16.1)        (24.1)        (15.5)
                                                             ----------    ----------    ----------    ----------    ----------
Ending reserves:
     Direct                                                       986.7       1,022.4       1,038.2       1,046.0       1,004.0
     Ceded                                                       (209.6)       (208.3)       (230.5)       (225.6)       (209.9)
                                                             ----------    ----------    ----------    ----------    ----------
     Net                                                     $    777.1    $    814.1    $    807.7    $    820.4    $    794.1
                                                             ==========    ==========    ==========    ==========    ==========

ENVIRONMENTAL RESERVES
Beginning reserves:
     Direct                                                  $    668.8    $    624.0    $    536.1    $    512.4    $    478.8
     Ceded                                                       (110.9)       (109.9)        (94.1)        (80.1)        (82.8)
                                                             ----------    ----------    ----------    ----------    ----------
     Net                                                          557.9         514.1         442.0         432.3         396.0
Incurred losses and loss expenses:
     Direct                                                        11.9          17.3          12.0          16.6          14.0
     Ceded                                                         (0.5)         (5.8)         (0.7)         (5.1)         (0.3)
Losses paid:
     Direct                                                        56.7         105.2          35.7          50.2          59.3
     Ceded                                                         (1.5)        (21.6)        (14.7)         (2.4)        (13.8)
                                                             ----------    ----------    ----------    ----------    ----------
Ending reserves:
     Direct                                                       624.0         536.1         512.4         478.8         433.5
     Ceded                                                       (109.9)        (94.1)        (80.1)        (82.8)        (69.3)
                                                             ----------    ----------    ----------    ----------    ----------
     Net                                                     $    514.1    $    442.0    $    432.3    $    396.0    $    364.2
                                                             ==========    ==========    ==========    ==========    ==========

CIOTA RESERVES
Beginning reserves:
     Direct                                                  $  1,078.6    $  1,045.3    $  1,015.8    $    960.2    $    893.4
     Ceded                                                       (279.5)       (260.8)       (244.9)       (211.1)       (183.4)
                                                             ----------    ----------    ----------    ----------    ----------
     Net                                                          799.1         784.5         770.9         749.1         710.0
Incurred losses and loss expenses:
     Direct                                                       (19.7)        (19.2)        (19.9)        (55.6)            -
     Ceded                                                          8.4          15.1          16.4          29.6             -
Losses paid:
     Direct                                                        13.6          10.3          35.7          11.2          12.4
     Ceded                                                        (10.3)         (0.8)        (17.4)          1.9          (0.2)
                                                             ----------    ----------    ----------    ----------    ----------
Ending reserves:
     Direct                                                     1,045.3       1,015.8         960.2         893.4         881.0
     Ceded                                                       (260.8)       (244.9)       (211.1)       (183.4)       (183.2)
                                                             ----------    ----------    ----------    ----------    ----------
     Net                                                     $    784.5    $    770.9    $    749.1    $    710.0    $    697.8
                                                             ==========    ==========    ==========    ==========    ==========

CITIGROUP INDEMNIFICATION AGREEMENT
Beginning balance                                                   N/A           N/A           N/A           N/A    $    800.0
Incurred losses subject to Citigroup indemnification
  agreement                                                         N/A           N/A           N/A           N/A             -
                                                             ----------    ----------    ----------    ----------    ----------
Ending balance                                                      N/A           N/A           N/A           N/A    $    800.0
                                                             ==========    ==========    ==========    ==========    ==========
                                                                                                       -----------

                                                                                         ----------
                                                                                                          YTD           YTD
                                                                  2Q            3Q            4Q           4Q            4Q
                                                                 2002          2002          2002         2001          2002
                                                             ----------    ----------    ----------    ----------    ----------
ASBESTOS RESERVES
Beginning reserves:
     Direct                                                  $  1,004.0    $    947.1    $  1,188.3    $  1,005.4    $  1,046.0
     Ceded                                                       (209.9)       (199.6)       (238.0)       (199.0)       (225.6)
                                                             ----------    ----------    ----------    ----------    -----------
     Net                                                          794.1         747.5         950.3         806.4         820.4
Incurred losses and loss expenses:
  Not subject to Citigroup indemnification agreement
     Direct                                                        51.2          96.3       2,662.9         282.7       2,860.2
     Ceded                                                            -         (47.5)       (667.9)        (93.9)       (715.2)
  Subject to Citigroup indemnification agreement
     Direct                                                           -         245.0         555.0           N/A         800.0
Losses paid:
     Direct                                                       108.1         100.1         119.1         242.1         419.1
     Ceded                                                        (10.3)         (9.1)        (23.1)        (67.3)        (58.0)
                                                             ----------    ----------    ----------    ----------    ----------
Ending reserves:
     Direct                                                       947.1       1,188.3       4,287.1       1,046.0       4,287.1
     Ceded                                                       (199.6)       (238.0)       (882.8)       (225.6)       (882.8)
                                                             ----------    ----------    ----------    ----------    -----------
     Net                                                     $    747.5    $    950.3    $  3,404.3    $    820.4    $  3,404.3
                                                             ==========    ==========    ==========    ==========    ==========

ENVIRONMENTAL RESERVES
Beginning reserves:
     Direct                                                  $    433.5    $    417.5    $    407.3    $    668.8    $    478.8
     Ceded                                                        (69.3)        (66.1)        (65.3)       (110.9)        (82.8)
                                                             ----------    ----------    ----------    ----------    ----------
     Net                                                          364.2         351.4         342.0         557.9         396.0
Incurred losses and loss expenses:
     Direct                                                        13.5          22.1         104.3          57.8         153.9
     Ceded                                                          0.3           0.5          (4.3)        (12.1)         (3.8)
Losses paid:
     Direct                                                        29.5          32.3          63.8         247.8         184.9
     Ceded                                                         (2.9)         (0.3)         (7.3)        (40.2)        (24.3)
                                                             ----------    ----------    ----------    ----------    ----------
Ending reserves:
     Direct                                                       417.5         407.3         447.8         478.8         447.8
     Ceded                                                        (66.1)        (65.3)        (62.3)        (82.8)        (62.3)
                                                             ----------    ----------    ----------    ----------    ----------
     Net                                                     $    351.4    $    342.0    $    385.5    $    396.0    $    385.5
                                                             ==========    ==========    ==========    ==========    ==========

CIOTA RESERVES
Beginning reserves:
     Direct                                                  $    881.0    $    879.3    $    853.3    $  1,078.6    $    893.4
     Ceded                                                       (183.2)       (190.9)       (190.0)       (279.5)       (183.4)
                                                             ----------    ----------    ----------    ----------    ----------
     Net                                                          697.8         688.4         663.3         799.1         710.0
Incurred losses and loss expenses:
     Direct                                                         9.4          (3.7)        (94.7)       (114.4)        (89.0)
     Ceded                                                        (11.0)            -          (0.1)         69.5         (11.1)
Losses paid:
     Direct                                                        11.1          22.3          15.1          70.8          60.9
     Ceded                                                         (3.3)         (0.9)         (0.2)        (26.6)         (4.6)
                                                             ----------    ----------    ----------    ----------    ----------
Ending reserves:
     Direct                                                       879.3         853.3         743.5         893.4         743.5
     Ceded                                                       (190.9)       (190.0)       (189.9)       (183.4)       (189.9)
                                                             ----------    ----------    ----------    ----------    ----------
     Net                                                     $    688.4    $    663.3    $    553.6    $    710.0    $    553.6
                                                             ==========    ==========    ==========    ==========    ==========

CITIGROUP INDEMNIFICATION AGREEMENT
Beginning balance                                            $    800.0    $    800.0    $    555.0           N/A    $    800.0
Incurred losses subject to Citigroup indemnification
  agreement                                                           -        (245.0)       (555.0)          N/A        (800.0)
                                                             ----------    ----------    ----------    ----------    ----------
Ending balance                                               $    800.0    $    555.0    $        -           N/A     $       -
                                                             ==========    ==========    ==========    ==========    ==========
                                                                                         ----------

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
CAPITALIZATION
(in millions)

                                                                                 -------------
                                                                                  DECEMBER 31,         DECEMBER 31,
                                                                                     2002                 2001
                                                                                 -------------       -------------
DEBT

NOTES PAYABLE TO FORMER AFFILIATES
3.60%  Note due 11/7/2003                                                        $      500.0        $        500.0
Floating rate loan under line of credit                                                 200.0                     -
Floating rate note payable, fully prepaid on 3/27/02                                        -               1,197.7
                                                                                 ------------        --------------
                                                                                        700.0               1,697.7
                                                                                 ------------        --------------
CONVERTIBLE NOTES
4.5% Convertible Junior Subordinated Notes due April 15, 2032                           892.5                     -
Debt issuance costs                                                                      24.7                     -
                                                                                 ------------        --------------
                                                                                        867.8                     -
6.00% Notes due 12/31/2032                                                               49.7                     -
                                                                                 ------------        --------------
                                                                                        917.5                     -
                                                                                 ------------        --------------
LONG-TERM DEBT
Floating rate note due 1/30/2004                                                        550.0                     -
6.75% Notes due 11/15/2006                                                              150.0                 150.0
7.81% Notes various due dates 9/16/2003 - 9/16/2011                                      27.0                  30.0
7.75% Notes due 4/15/2026                                                               200.0                 200.0
                                                                                 ------------        --------------
                                                                                        927.0                 380.0
Debt issuance costs                                                                       0.8                   0.2
                                                                                 ------------        --------------
                                                                                        926.2                 379.8
                                                                                 ------------        --------------

Total debt                                                                       $    2,543.7        $     2,077.5
                                                                                 ============        ==============

TRUST SECURITIES
8.08% trust securities due April 30, 2036                                        $      800.0        $        800.0
8.00% trust securities due May 15, 2036                                                 100.0                 100.0
                                                                                 ------------        --------------
                                                                                 $      900.0        $        900.0
                                                                                 ============        ==============

MINORITY INTEREST                                                                $       87.0        $            -
                                                                                 ============        ==============

COMMON EQUITY (1)                                                                $    9,412.4        $     10,444.9
                                                                                 ============        ==============

TOTAL CAPITAL AND DEBT (1)                                                       $   12,943.1        $     13,422.4
                                                                                 ============        ==============

DEBT TO CAPITAL (1)                                                                      19.7%                 15.5%
DEBT AND PREFERRED SECURITIES TO CAPITAL (1)                                             26.6%                 22.2%
                                                                                 ------------

(1)  Excludes SFAS 115.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
STATUTORY TO GAAP SHAREHOLDERS' EQUITY RECONCILIATION
(in millions)

                                                          DECEMBER 31,         DECEMBER 31,
                                                             2002                 2001
                                                          ----------           ----------
STATUTORY CAPITAL AND SURPLUS                             $  7,286.6           $  7,687.3

GAAP ADJUSTMENTS

     Noninsurance companies                                 (2,670.1)            (1,786.5)

     Goodwill and intangible assets                          2,550.0              2,570.7

     Investments                                             1,405.7                509.0

     Deferred acquisition costs                                871.3                756.8

     Deferred federal income tax                               205.2                532.5

     Furniture, equipment & software                           150.5                147.6

     Reinsurance recoverables                                  121.1                189.4

     Employee benefits                                          98.7                 (0.4)

     Agents balances                                            62.1                107.3

     Other                                                      56.2                (27.4)

                                                          ----------           ----------
     Total GAAP adjustments                                  2,850.7              2,999.0
                                                          ----------           ----------

GAAP SHAREHOLDERS' EQUITY                                 $ 10,137.3           $ 10,686.3
                                                          ==========           ==========

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
STATEMENT OF CASH FLOWS
(in millions)

                                                                                            --------
                                                           1Q          2Q          3Q          4Q           1Q
                                                          2001        2001        2001        2001         2002
                                                        --------     -------    -------     --------     -------
NET INCOME (LOSS)                                       $  478.6     $ 343.4    $ (59.9)     $ 303.3     $ 102.1

ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
   PROVIDED BY OPERATING ACTIVITIES
   Realized investment (gains) losses                     (192.3)      (49.3)     (96.3)        15.4       (28.8)
   Cumulative effect of changes in accounting
      principles, net of tax                                (4.5)        1.3          -            -       242.6
   Depreciation and amortization                            30.7        30.3       30.3         30.6         9.8
   Deferred federal income taxes                            12.4       (14.5)       4.6         15.6        (2.2)
   Amortization of deferred policy acquisition costs       348.5       373.9      380.8        435.5       426.4
   Premium balances receivable                            (159.6)      (77.2)     (73.4)       136.1       (89.4)
   Reinsurance recoverables                                  6.2        16.0   (1,169.9)      (238.5)      (87.5)
   Deferred policy acquisition costs                      (395.1)     (399.9)    (403.4)      (421.4)     (442.7)
   Insurance reserves                                       (7.1)        3.8    1,866.3         23.6       290.3
   Trading account activities                                  -           -          -         (2.7)      (28.5)
   Other                                                   154.2      (249.1)    (131.8)       323.6      (137.4)
                                                        --------     -------    -------     --------      ------
      NET CASH PROVIDED BY (USED IN) OPERATING
         ACTIVITIES                                        272.0       (21.3)     347.3        621.1       254.7
                                                        --------     -------    -------     --------      ------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from maturities of investments
      Fixed maturities                                     379.7       559.4      464.8        677.5       768.0
      Mortgage loans                                         4.8         4.4        4.3          2.3         2.1
   Proceeds from sales of investments
      Fixed maturities                                   4,986.2     2,985.7    3,324.2      3,173.1     3,142.5
      Equity securities                                     86.8       200.3       82.6        100.0        27.7
      Real estate held for sale                                -           -          -            -           -
   Purchase of investments
      Fixed maturities                                  (5,860.9)   (3,195.0)  (3,077.1)    (3,875.7)   (3,552.4)
      Equity securities                                   (179.2)       79.8      (85.6)       117.6       (46.9)
      Mortgage loans                                           -           -       (3.0)        (1.1)          -
      Real estate held for sale                             (0.5)       (4.0)      (0.7)        (1.0)          -
   Short-term securities, (purchases) sales, net           347.4       326.1   (1,133.0)       353.4      (295.0)
   Other investments, net                                 (183.3)      (40.1)     (57.3)      (387.2)      337.2
   Securities transactions in course of settlement         435.7      (591.3)     141.1         72.8      (131.9)
   Business acquisitions                                       -           -          -       (329.5)          -
                                                        --------     -------    -------     --------      ------
      NET CASH PROVIDED BY (USED IN) INVESTING
         ACTIVITIES                                         16.7       325.3     (339.7)       (97.8)      251.3
                                                        --------     -------    --------    --------      ------

                                                                                --------
                                                                                                 YTD           YTD
                                                            2Q          3Q          4Q           4Q             4Q
                                                           2002        2002        2002         2001           2002
                                                         --------    -------    --------     ---------       -------
NET INCOME (LOSS)                                        $ 332.0     $ 332.3    $ (793.4)    $ 1,065.4       $ (27.0)

ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
   PROVIDED BY OPERATING ACTIVITIES
   Realized investment (gains) losses                       36.0        51.3      (205.2)       (322.5)       (146.7)
   Cumulative effect of changes in accounting
      principles, net of tax                                   -           -           -          (3.2)        242.6
   Depreciation and amortization                             8.7        12.1        11.2         121.9          41.8
   Deferred federal income taxes                           (48.2)      (21.6)     (517.0)         18.1        (589.0)
   Amortization of deferred policy acquisition costs       446.1       462.3       475.4       1,538.7       1,810.2
   Premium balances receivable                            (119.6)      (18.5)       23.1        (174.1)       (204.4)
   Reinsurance recoverables                                143.8       644.2      (630.7)     (1,386.2)         69.8
   Deferred policy acquisition costs                      (510.3)     (488.2)     (473.9)     (1,619.8)     (1,915.1)
   Insurance reserves                                      184.3        79.0     3,238.8       1,886.6       3,792.4
   Trading account activities                              238.0       (91.6)       (2.3)         (2.7)        115.6
   Other                                                   143.4       121.0      (391.6)         96.9        (264.6)
                                                         -------     -------    --------      --------       -------
      NET CASH PROVIDED BY (USED IN) OPERATING
        ACTIVITIE                                          854.2     1,082.3       734.4       1,219.1       2,925.6
                                                         -------     -------    --------      --------       -------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from maturities of investments
      Fixed maturities                                     622.6       622.6     1,000.1       2,081.4       3,013.3
      Mortgage loans                                        11.0         1.0         7.5          15.8          21.6
   Proceeds from sales of investments
      Fixed maturities                                   3,762.3     2,173.0     5,621.2      14,469.2      14,699.0
      Equity securities                                     48.4        32.8        18.3         469.7         127.2
      Real estate held for sale                                -         0.7        22.6             -          23.3
   Purchase of investment
      Fixed maturities                                  (5,388.0)   (4,048.2)    (7,872.8)   (16,008.7)    (20,861.4)
      Equity securities                                    (31.8)      (14.0)        (6.9)       (67.4)        (99.6)
      Mortgage loans                                           -           -         (5.2)        (4.1)         (5.2)
      Real estate held for sale                             (4.7)        3.5            -         (6.2)         (1.2)
   Short-term securities, (purchases) sales, net           128.8      (113.9)    (1,775.2)      (106.1)     (2,055.3)
   Other investments, net                                  333.4      (148.8)      (277.1)      (667.9)        244.7
   Securities transactions in course of settlement         169.2       196.7      2,389.4         58.3       2,623.4
   Business acquisitions                                       -           -            -       (329.5)            -

                                                         -------    --------    -------       --------      --------
      NET CASH PROVIDED BY (USED IN) INVESTING
         ACTIVITIES                                       (348.8)   (1,294.6)    (878.1)         (95.5)     (2,270.2)
                                                         -------    --------    -------       --------      --------
                                                                                -------

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
STATEMENT OF CASH FLOWS (CONTINUED)
(in millions)

                                                                                                       ---------
                                                                     1Q           2Q           3Q         4Q           1Q
                                                                    2001         2001         2001       2001         2002
                                                                  --------     --------     --------   ---------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES
   Issuance of convertible notes, net                                    -           -            -           -         867.0
   Issuance of short-term debt                                           -       211.8            -           -             -
   Payment of short-term debt                                            -           -            -      (211.8)            -
   Issuance of long-term debt                                            -           -            -           -             -
   Payment of long-term debt                                             -      (500.0)           -           -             -
   Issuance of note payable to former affiliate                          -           -            -       500.0             -
   Payment of note payables to former affiliates                    (401.0)     (139.0)           -      (500.0)     (5,149.0)
   Issuance of long-term debt to former affiliate                        -       275.0            -           -             -
   Payment of long-term debt to former affiliate                         -           -            -      (275.0)            -
   Initial public offering                                               -           -            -           -       4,089.5
   Issuance of common stock - employee stock options                     -           -            -           -             -
   Treasury stock acquired                                               -           -            -           -             -
   Receipts from former affiliates                                   157.5       158.5        157.0         2.0         157.5
   Dividend to former affiliate                                      (50.0)     (318.5)      (157.5)          -        (157.5)
   Payment of dividend of preferred stock on subsidiary                  -           -            -           -             -
   Purchase of real estate from former affiliate                         -           -            -           -         (68.2)
   Transfer of employee benefit obligations to former affiliates         -           -            -           -        (172.4)
   Transfer of lease obligations to former affiliate                     -           -            -           -         (87.8)
   Return of capital from former subsidiaries                            -           -            -         8.0             -
   Minority investment in subsidiary                                     -           -            -           -             -
   Other                                                                 -           -            -           -             -
                                                                  --------     -------      -------    --------     ---------
      NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES           (293.5)     (312.2)        (0.5)     (476.8)       (520.9)
                                                                  --------     -------      ------     -------      --------

Net increase (decrease) in cash                                       (4.8)       (8.2)         7.1        46.5         (14.9)
Cash at beginning of period                                          196.3       191.5        183.3       190.4         236.9
                                                                  --------     -------      -------    --------     ---------
Cash at end of period                                             $  191.5     $ 183.3      $ 190.4    $  236.9     $   222.0
                                                                  ========     =======      =======    ========     =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
   Income taxes (received) paid                                   $   21.0     $ 369.1      $ (34.8)   $  (29.7)   $    (21.0)
   Interest paid                                                  $   36.0     $  22.5      $  21.3    $   49.9    $      6.0
                                                                                                       ---------

                                                                                              --------
                                                                                                             YTD          YTD
                                                                       2Q           3Q           4Q           4Q           4Q
                                                                      2002         2002         2002         2001         2002
                                                                   ----------    ---------    --------    ----------    --------
CASH FLOWS FROM FINANCING ACTIVITIES
   Issuance of convertible notes, net                                       -        50.3             -           -         917.3
   Issuance of short-term debt                                              -           -             -       211.8             -
   Payment of short-term debt                                               -           -             -      (211.8)            -
   Issuance of long-term debt                                               -           -         549.4           -         549.4
   Payment of long-term debt                                                -        (3.0)            -      (500.0)         (3.0)
   Issuance of note payable to former affiliate                             -           -         250.0       500.0         250.0
   Payment of note payables to former affiliates                       (150.0)          -      (1,050.0    (1,040.0)     (6,349.0)
   Issuance of long-term debt to former affiliate                           -           -             -       275.0             -
   Payment of long-term debt to former affiliate                            -           -             -      (275.0)            -
   Initial public offering                                                  -           -             -           -       4,089.5
   Issuance of common stock - employee stock options                        -         1.6           8.5           -          10.1
   Treasury stock acquired                                                  -        (1.1)         (2.6)          -          (3.7)
   Receipts from former affiliates                                          -           -             -       475.0         157.5
   Dividend to former affiliate                                             -           -             -      (526.0)       (157.5)
   Payment of dividend of preferred stock on subsidiary                     -        (0.9)         (1.3)          -          (2.2)
   Purchase of real estate from former affiliate                            -           -             -           -         (68.2)
   Transfer of employee benefit obligations to former affiliates            -           -             -           -        (172.4)
   Transfer of lease obligations to former affiliate                        -           -             -           -         (87.8)
   Return of capital from former subsidiaries                               -           -             -         8.0             -
   Minority investment in subsidiary                                        -        89.5             -           -          89.5
   Other                                                                    -       (19.6)            -           -         (19.6)
                                                                   ----------    --------     ---------   ---------     ---------
   NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                 (150.0)      116.8        (246.0)   (1,083.0)       (800.1)
                                                                   ----------    --------     ---------   ---------     ---------

Net increase (decrease) in cash                                         355.4       (95.5)       (389.7)       40.6        (144.7)
Cash at beginning of period                                             222.0       577.4         481.9       196.3         236.9
                                                                   ----------    --------     ---------   ---------     ---------
Cash at end of period                                              $    577.4    $  481.9     $    92.2   $   236.9     $    92.2
                                                                   ==========    ========     =========   =========     =========

Supplemental disclosure of cash flow information
Income taxes (received) paid                                       $    125.5    $  (21.3)    $     0.2   $   325.6     $    83.4
Interest paid                                                      $     34.5    $   49.5     $    50.6   $   129.7     $   140.6
                                                                                              ---------

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
SEGMENTATION OF ASBESTOS EXPOSURES

POLICYHOLDERS WITH SETTLEMENT AGREEMENTS

STRUCTURED SETTLEMENTS      -   Final and complete

                            -   Agreement for a specific monetary sum

                            -   Lump sum payment or scheduled over defined timeframe

COVERAGE IN PLACE           -   Agreement on specified amount of coverage to be provided

                            -   May include annual caps on payments

                            -   Payments made only for valid claims

WELLINGTON                  -   Includes producers of asbestos-containing products with whom the Company and 15 other insurers agreed to provide specified amounts of coverage and terms as to how coverage could be accessed

                            -   36 asbestos defendants are parties to this agreement

OTHER POLICYHOLDERS

ACTIVE CLAIMS               -   Active management of individual claim files by adjusters and case managers

                            -   Close monitoring of development patterns of reported claims, jurisdictions where actions have been filed, the nature of alleged exposures, settlement values of similar claims, and the role other insurance may have in the settlement of these claims

                            -   Evaluation of fact patterns and potential coverage obligations

                            -   Evaluation of assumed reinsurance

LITIGATION                  -   Coverage disputes with policyholders

                            -   Disputes with some policyholders in bankruptcy, pending resolution of bankruptcy proceedings

                            -   Direct actions by underlying asbestos claimants (not policyholders)

                            -   Cases may go to trial or reach settlement prior to active litigation

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
ASBESTOS SUMMARY BY POLICYHOLDER CATEGORY
($ in millions)

                                                         AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2002
                                                 ------------------------------------------------------------
                                                     NUMBER OF                                   ASBESTOS
                                                   POLICYHOLDERS         TOTAL PAID(1)          RESERVES(2)
                                                 ----------------      -----------------     ----------------
POLICYHOLDERS WITH SETTLEMENT AGREEMENTS                       26      $            196      $            942

OTHER POLICYHOLDERS WITH ACTIVE CLAIMS
      Home Office                                             264                   144                   809
      Field Office                                            807                     5                   110

ASSUMED REINSURANCE                                                                  16                   243
UNALLOCATED IBNR                                                                                        1,300
                                                 ----------------      ----------------      ----------------
    TOTAL                                                   1,097      $            361      $          3,404
                                                 ================      ================      ================

(1)      Net of reinsurance recoveries

(2)      Net of reinsurance recoverable